Exhibit 10.2

INTERCREDITOR AGREEMENT
among
BANK OF AMERICA, N.A.,
in its capacity as Administrative Agent, Collateral Agent, and Security Trustee

and
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
in its capacity as Trustee, Collateral Agent and Security Trustee
and
COMMERCIAL BARGE LINE COMPANY LLC
AMERICAN COMMERCIAL LINES LLC
ACL TRANSPORTATION SERVICES LLC
JEFFBOAT LLC
Dated and effective as of July 7, 2009

1

INTERCREDITOR AGREEMENT SYNOPSIS

Vessels Subject to Instrument:	See Schedule 1 attached hereto

Type of Instrument:	Intercreditor Agreement

Date of Instrument:	July 7, 2009

Names and Addresses of Parties:

Mortgagee (Revolving Facility Mortgages):	Bank of America, N.A., (“Collateral Agent and Security Trustee”) 135 S. LaSalle, Suite 465 Chicago, Illinois 60603 Attention: Peter M. Walther

Mortgagee (Noteholder Mortgages):	The Bank of New York Trust Company, N.A. (“Notes Collateral Agent and Security Trustee”) 2 North LaSalle Street Suite 1020 Chicago, Illinois 60602

Mortgagor (Revolving Facility Mortgages and Noteholder Mortgages):	American Commercial Lines LLC (“ACL”) 1701 East Market Street Jeffersonville, Indiana 47130 Attention: SVP and General Counsel

Mortgagor (Revolving Facility Mortgages and Noteholder Mortgages):	ACL Transportation Services LLC (“ACLTS”) 1701 East Market Street Jeffersonville, Indiana 47130 Attention: SVP and General Counsel

Borrowers:	Commercial Barge Line Company LLC 1701 East Market Street Jeffersonville, Indiana 47130 Attention: SVP and General Counsel

Jeffboat LLC 1701 East Market Street Jeffersonville, Indiana 47130 Attention: SVP and General Counsel

2

INTERCREDITOR AGREEMENT SYNOPSIS
(CONTINUED)

Guarantors:	ACL Professional Services Inc. 1701 East Market Street Jeffersonville, Indiana 47130 Attention: SVP and General Counsel

American Commercial Lines, Inc. 1701 East Market Street Jeffersonville, Indiana 47130 Attention: SVP and General Counsel

Revolving Facility Mortgages:	First Preferred Ship Mortgaged dated July 7, 2009, by and between ACL, as Mortgagor, and the Collateral Agent and Security Trustee, as Mortgagee.

First Preferred Ship Mortgage dated July 7, 2009, by and between ACL, as Mortgagor, and the Collateral Agent and Security Trustee, as Mortgagee.

First Preferred Ship Mortgage dated July 7, 2009, by and between ACLTS, as Mortgagor, and the Collateral Agent and Security Trustee, as Mortgagee.

Noteholder Mortgages:	Second Preferred Ship Mortgaged dated July 7, 2009, by and between ACL, as Mortgagor, and the Notes Collateral Agent and Security Trustee, as Mortgagee.

Second Preferred Ship Mortgage dated July 7, 2009, by and between ACL, as Mortgagor, and the Notes Collateral Agent and Security Trustee, as Mortgagee.

Second Preferred Ship Mortgage dated July 7, 2009, by and between ACLTS, as Mortgagor, and the Notes Collateral Agent and Security Trustee, as Mortgagee.

3

INTERCREDITOR AGREEMENT
     INTERCREDITOR AGREEMENT dated July 7, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Intercreditor Agreement”), by and among BANK OF AMERICA, N.A., as the administrative agent and the collateral agent and the security trustee for the benefit of itself and the other Revolving Facility Secured Parties defined below (in such capacities, the “Collateral Agent and Security Trustee”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee under the Indenture defined below (the “Trustee”) and as collateral agent and security trustee for the Noteholder Secured Parties defined below (in such capacity, the “Notes Collateral Agent and Security Trustee”), and acknowledged by COMMERCIAL BARGE LINE COMPANY, a Delaware corporation (“Holdings”), AMERICAN COMMERCIAL LINES LLC, a Delaware limited liability company (“ACL”), ACL TRANSPORTATION SERVICES LLC, a Delaware limited liability company (“ACLTS”), JEFFBOAT LLC, a Delaware limited liability company (“Jeffboat”; and together with Holdings, ACL and ACLTS, each individually, a “Borrower” and, collectively, the “Borrowers”), and each of the other Grantors (as defined below) that acknowledge this Intercreditor Agreement from time to time.
RECITALS:
     WHEREAS, each of the Borrowers, the lenders from time to time party thereto (the “Revolving Lenders”), and the Collateral Agent and Security Trustee are parties to a Loan Agreement, dated as of the date hereof (as amended, amended and restated, supplemented, waived, refinanced, replaced or otherwise modified from time to time in accordance with the provisions hereof, the “Credit Agreement”); and
     WHEREAS, Holdings, the other Grantors (such term and each other capitalized term used but not defined in these recitals having the meaning given it in Article I below) and the Trustee are parties to an Indenture, dated as of the date hereof (as amended, amended and restated, supplemented, waived, refinanced, replaced or otherwise modified from time to time, with the same or a different Trustee, in accordance with the provisions hereof, the “Indenture”), governing the Notes; and
     WHEREAS, in connection with the Credit Agreement, each of the Borrowers and each of the other Grantors are parties to a Security Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, the “Revolving Facility Security Agreement”), and to the other Revolving Facility Security Documents in favor of the Collateral Agent and Security Trustee for the benefit of the Revolving Facility Secured Parties; and
     WHEREAS, in connection with the Indenture and certain Permitted Additional Pari Passu Obligations, Holdings and each of the other Grantors are parties to a Security Agreement dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, the “Noteholder Security Agreement”) and to the other Noteholder Security Documents in favor of the Notes Collateral Agent and Security Trustee for the benefit of the Noteholder Secured Parties; and

     WHEREAS, pursuant to the terms of the Credit Agreement, the Revolving Facility Security Agreement and the other Revolving Facility Documents, the Revolving Lenders have agreed to make loans and other extensions of credit to the Borrowers on the condition, among others, that the Revolving Credit Obligations shall be secured by Senior Liens on, and security interests in, the Collateral; and
     WHEREAS, pursuant to the terms of the Purchase Agreement, it is a condition that the Noteholder Obligations shall be secured by Junior Liens on, and security interests in, the Collateral; and
     WHEREAS, the Credit Agreement and the Purchase Agreement require, among other things, that the parties thereto set forth in this Intercreditor Agreement, among other things, their respective rights, obligations and remedies with respect to the Collateral;
     NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS.
     SECTION 1.01. Certain Defined Terms As used in the Intercreditor Agreement, the following terms have the meanings specified below:
     “Additional Pari Passu Agent” means (i) the Notes Collateral Agent and Security Trustee as agent for the Noteholder Collateral and (ii) the collateral agent and security trustee for any Additional Pari Passu Obligations.
     “Additional Pari Passu Agreement” means the Noteholder Documents and any other document or instrument evidencing or governing any Permitted Additional Pari Passu Obligations.
     “Additional Pari Passu Secured Parties” means the Noteholder Secured Parties and all other Persons holding any Second Priority Claims, including any Additional Pari Passu Agent for any Permitted Additional Pari Passu Obligations.
     “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereinafter in effect, or any successor statute.
     “Bankruptcy Law” means the Bankruptcy Code and any other federal, state or foreign bankruptcy, insolvency, receivership or similar law.
     “Collateral” means assets, real or personal, tangible or intangible, now owned or hereafter acquired by any Grantor now or at any time hereafter subject to a Lien securing or purporting to secure any Noteholder Obligations or Revolving Credit Obligations, including all proceeds of such assets.

     “Collateral Agent and Security Trustee” has the meaning assigned to such term in the preamble to this Intercreditor Agreement and includes any successor or replacement collateral agent appointed in accordance with the terms of the Revolving Facility Documents.
     “Credit Agreement” has the meaning assigned to such term in the recitals to this Intercreditor Agreement.
     “Debt Documents” means, collectively, the Revolving Facility Documents and the Noteholder Documents.
     “DIP Financing” has the meaning assigned to such term in Section 6.01(a).
     “DIP Financing Liens” has the meaning assigned to such term in Section 6.01(a).
     “Disposition” means, with respect to any asset, any sale, lease, exchange, transfer or other disposition of such asset or any interest therein, including, without limitation, the creation of any Lien on or with respect to such asset. “Dispose” shall have a correlative meaning.
     “Enforcement Action” means (a) the taking of any action to enforce or realize upon any Lien on the Collateral, including the institution of any foreclosure proceedings or the noticing of any public or private sale or other disposition pursuant to Article 9 of the UCC or other applicable law, (b) the exercise of any right or remedy provided to a secured creditor or otherwise on account of a Lien under the Revolving Facility Documents, the Noteholder Documents (including the enforcement of any right under any account control agreement, landlord waiver or bailee’s letter or any similar agreement or arrangement), applicable law, in an Insolvency Proceeding or otherwise, including the election to retain Collateral in satisfaction of a Lien, (c) the taking of any action or the exercise of any right or remedy in respect of the collection on, set off against, marshaling of, or foreclosure on the Collateral or the proceeds of Collateral, (d) the Disposition of all or any portion of the Collateral, by private or public sale, other disposition or any other means permissible under applicable law, (e) the exercise of any other enforcement right relating to the Collateral (including the exercise of any voting rights relating to any stock or other equity interests and including any right of recoupment or set-off) whether under the Revolving Facility Documents, the Noteholder Documents, applicable law, in an Insolvency Proceeding or otherwise, or (f) the commencement of, or the joinder with any creditor in commencing, any Insolvency Proceeding against any Grantor or any assets of any Grantor.
     “Event of Default” has the meaning assigned to such term in the Credit Agreement, the Indenture or an Additional Pari Passu Agreement, as the context may require.
     “Grantors” means the Borrowers, Holdings and each of their respective Subsidiaries that shall have created or purported to create any Lien in favor of the Collateral Agent and Security Trustee or the Notes Collateral Agent and Security Trustee on all or any part of its assets (whether real or personal, or tangible or intangible) to secure any of the Obligations.
     “Holdings” has the meaning assigned to such term in the preamble to this Intercreditor Agreement.

     “Indenture” has the meaning assigned to such term in the recitals to this Intercreditor Agreement.
     “Insolvency Proceeding” means (a) any voluntary or involuntary proceeding under the Bankruptcy Code or any other Bankruptcy Law with respect to any Grantor, (b) any voluntary or involuntary appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Grantor or for a substantial part of the property or assets of any Grantor, (c) any voluntary or involuntary winding-up or liquidation of any Grantor, or (d) a general assignment for the benefit of creditors by any Grantor.
     “Intercreditor Agreement” has the meaning assigned to such term in the preamble to this Intercreditor Agreement.
     “Junior Liens” means, with respect to any Collateral, the Noteholder Liens or liens securing any Permitted Additional Pari Passu Obligations on such Collateral.
     “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third person with respect to such securities.
     “Mortgaged Properties” has the meaning assigned to such term in the Credit Agreement as in effect on the date hereof.
     “New Revolving Credit Obligations Notice” has the meaning assigned to such term in Section 7.02(c).
     “New Collateral Agent” has the meaning assigned to such term in Section 7.02(c).
     “Noteholder Actionable Default Notice” has the meaning assigned to such term in Section 3.02.
     “Noteholder Actionable Default” means (a) a payment default with respect to the Noteholder Obligations occurring on or after August 7, 2013 or, if later, the final maturity of the Notes or any agreement governing Permitted Additional Pari Passu Obligations, which results in an Event of Default under the Indenture or such Additional Pari Passu Agreement, (b) an Event of Default under the Indenture or any Additional Pari Passu Agreement and the acceleration by the Noteholders or holders of Permitted Additional Pari Passu Obligations, as applicable, of the maturity of all the Notes or any outstanding Permitted Additional Pari Passu Obligations in accordance with the terms of the Indenture or such Additional Pari Passu Agreement, or (c) the commencement of an Insolvency Proceeding with respect to any Grantor which results in an Event of Default under the Indenture or any Additional Pari Passu Agreement.
     “Noteholder Collateral” means all “Collateral”, as defined in the Noteholder Security Agreement, and any other assets of any Grantor now or at any time hereafter subject to Liens securing or purporting to secure (i) any Noteholder Obligations pursuant to any Noteholder

Security Document or (ii) any Permitted Additional Pari Passu Obligations pursuant to any Additional Pari Passu Agreement.
     “Noteholder Documents” means the Indenture, the Notes, the Noteholder Security Documents and each Additional Pari Passu Agreement.
     “Noteholder Liens” means Liens on the Noteholder Collateral created under the Noteholder Security Documents to secure any Noteholder Obligations.
     “Noteholder Mortgages” means, collectively, each of the mortgages, deeds of trust, leasehold mortgages and security documents and any other agreement, document or instrument pursuant to which any Lien upon any of the Mortgaged Properties is granted by, or purported to be granted by, any Grantor to secure any Noteholder Obligations or under which rights or remedies with respect to any such Lien are governed, including the Fleet Mortgages and the Mortgages (as such terms are defined in the Indenture).
     “Noteholder Obligations” means, collectively, the “Obligations”, as defined in the Noteholder Security Agreement as in effect on the date hereof (including, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any Grantor, or that would have accrued or become due under the terms of the Noteholder Documents but for the effect of the Insolvency Proceeding or other applicable law, and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency Proceeding) and including any other Obligations in respect of, or arising under, any Additional Pari Passu Agreement.
     “Noteholder Secured Parties” means, at any time, (a) each Noteholder, (b) the Trustee, (c) the Notes Collateral Agent and Security Trustee, (d) each other “Secured Party” as defined in the Noteholder Security Agreement (as in effect on the date hereof) to which any Noteholder Obligations are owed, (e) if applicable, any Additional Pari Passu Agent and Additional Pari Passu Secured Parties, and (f) the successors and assigns of each of the foregoing.
     “Noteholder Security Agreement” has the meaning assigned to such term in the recitals to this Intercreditor Agreement.
     “Noteholder Security Documents” means the Noteholder Security Agreement, the Noteholder Mortgages, each Copyright Agreement, each Patent Agreement and each Trademark Agreement (in each case as defined in the Noteholder Security Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted or purported to be granted by any Grantor to secure any Noteholder Obligations and any Permitted Additional Pari Passu Obligations or under which rights or remedies with respect to any such Lien are governed.
     “Noteholders” means the Noteholders or the Holders under and as defined in the Indenture.
     “Notes” means the 12.5% Senior Secured Notes due 2017 issued by Holdings and guaranteed by the Grantors, and any notes issued in substitution or exchange therefor and any additional Notes issued pursuant to the Indenture.

     “Notes Collateral Agent and Security Trustee” has the meaning assigned to such term in the preamble to this Intercreditor Agreement and includes any successor or replacement collateral agent appointed in accordance with the terms of the Noteholder Documents.
     “Obligations” means the Noteholder Obligations and the Revolving Credit Obligations.
     “Permitted Additional Pari Passu Obligations” means Indebtedness or Obligations (other than Noteholder Obligations) of Holdings or any of its Subsidiaries that are to be equally and ratably secured with the Noteholder Obligations and are so designated as Permitted Additional Pari Passu Obligations in accordance with Section 9.15 hereof; provided, that such Permitted Additional Pari Passu Obligations are permitted to be so incurred in accordance with any Revolving Facility Documents and any Noteholder Documents, as applicable.
     “Permitted Enforcement Actions” has the meaning assigned to such term in Section 3.01.
     “Permitted Specified Enforcement Actions” has the meaning assigned to such term in Section 3.01.
     “Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, joint-stock company, trust, unincorporated organization, association, corporation, government or any agency or political subdivision thereof or any other entity.
     “Priority Lien” has the meaning assigned to such term in Section 3.06.
     “Purchase Agreement” means the Purchase Agreement dated as of July 1, 2009, among Holdings, the Grantors party thereto and the initial purchasers named therein.
     “Refinance” means, in respect of any indebtedness or commitments to provide indebtedness, including, without limitation, any Revolving Credit Obligations or Noteholder Obligations, as applicable, to refinance, extend, renew, restructure (including by the amendment and restatement of any instrument or agreement evidencing such indebtedness) or replace or to issue other indebtedness or commitments to provide indebtedness in exchange or replacement for, such indebtedness or commitments to provide indebtedness, in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.
     “Refinancing Notice” has the meaning assigned to such term in Section 7.02.
     “Replacement Collateral Agent” has the meaning assigned to such term in Section 7.02.
     “Replacement Revolving Credit Obligations” has the meaning assigned to such term in Section 7.02.
     “Replacement Revolving Facility Documents” has the meaning assigned to such term in Section 7.02.
     “Representative” means (a) with respect to the Revolving Facility Secured Parties, the Collateral Agent and Security Trustee and (b) with respect to the Noteholder Secured Parties, the Trustee, each Additional Pari Passu Agent and the Notes Collateral Agent and Security Trustee.

     “Revolving Credit Obligations” means, collectively, (a) the “Obligations”, as defined in the Credit Agreement as in effect on the date hereof (including, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any Grantor, or that would have accrued or become due under the terms of the Revolving Facility Documents but for the effect of the Insolvency Proceeding or other applicable law, and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency Proceeding).
     “Revolving Facility Collateral” means all “Collateral”, as defined in the Credit Agreement, and any other assets of any Grantor now or at any time hereafter subject to Liens securing (or purporting to secure) any Revolving Credit Obligations pursuant to any Revolving Facility Security Document.
     “Revolving Facility Documents” means the “Loan Documents”, as defined in the Credit Agreement.
     “Revolving Facility First Lien Collateral Transition Date” means the date on which all Liens created under the Revolving Security Documents on the Revolving Facility Collateral shall have been released.
     “Revolving Facility Liens” means Liens on the Revolving Facility Collateral created under Revolving Facility Security Documents to secure any Revolving Credit Obligations.
     “Revolving Facility Mortgages” means, collectively, each of the mortgages, deeds of trust, leasehold mortgages and any other agreement, document or instrument pursuant to which a Lien on Mortgaged Property is granted by, or purported to be granted by, any Grantor to secure any Revolving Credit Obligations or under which rights or remedies with respect to any such Lien are governed, including the Fleet Mortgages and the Mortgages (as such terms are defined in the Credit Agreement).
     “Revolving Facility Secured Parties” means, at any time, (a) the Revolving Lenders, (b) the Collateral Agent and Security Trustee, (c) each Lender (or Affiliate of any Lender) that provides Bank Products (in each case as such terms in this clause (c) are defined in the Credit Agreement as in effect on the date hereof) to any Grantor and (d) the successors and assigns of each of the foregoing.
     “Revolving Facility Security Agreement” has the meaning assigned to such term in the recitals to this Intercreditor Agreement.
     “Revolving Facility Security Documents” means the Revolving Facility Security Agreement, the Revolving Facility Mortgages and each Trademark Security Agreement (as defined in the Revolving Facility Security Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted or purported to be granted by any Grantor to secure any Revolving Credit Obligations or under which rights or remedies with respect to any such Lien are governed.
     “Revolving Lenders” has the meaning assigned to such term in the recitals to this Intercreditor Agreement.

     “Second Lien Release” has the meaning assigned to such term in Section 3.05.
     “Secured Parties” means the Noteholder Secured Parties and the Revolving Facility Secured Parties.
     “Security Agreement” means the Revolving Facility Security Agreement or the Noteholder Security Agreement.
     “Security Documents” means the Revolving Facility Security Documents and the Noteholder Security Documents.
     “Senior Discharge Date” means, subject to the terms of Section 7.02, the earlier of (a) the Revolving Facility First Lien Collateral Transition Date and (b) the payment in full in cash of the Revolving Credit Obligations and the termination of the commitments of the Revolving Lenders to provide loans or other extensions of credit pursuant to the Credit Agreement.
     “Senior Liens” means, with respect to any Collateral, the Revolving Facility Liens on such Collateral.
     “Standstill Period” has the meaning assigned to such term in Section 3.02.
     “TIA” means the Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date hereof.
     “Trustee” has the meaning assigned to such term in the preamble to this Intercreditor Agreement and includes any successor or replacement agent appointed in accordance with the Noteholder Documents.
     “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in any applicable jurisdiction.
     “Vessels” shall the mean the Vessels more particularly described on Schedule 1 attached hereto, which vessels have been mortgaged to Collateral Agent and Security Trustee and the Notes Collateral Agent and Security Trustee and which are more particularly described in the Fleet Mortgages (as such term is defined in the Indenture).
          SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified, (b) any reference herein (i) to any Person shall be construed to include such Person’s successors and assigns and (ii) to ACL or any other Grantor shall be construed to include ACL or such Grantor as debtor and debtor-in-possession and any receiver or trustee for ACL or any other Grantor, as the case may be, in any Insolvency Proceeding, (c) the words “herein”, “hereof” and

“hereunder”, and words of similar import, shall be construed to refer to this Intercreditor Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections or Annexes shall be construed to refer to Articles or Sections of, or Annexes to, this Intercreditor Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
ARTICLE II
LIEN PRIORITIES.
          SECTION 2.01. Relative Priorities. Notwithstanding the time, manner, order or method of grant, creation, attachment or perfection of any Junior Lien or any Senior Lien, and notwithstanding any provision of the UCC or any other applicable law, the provisions of any Security Document or any other Debt Document, any defect or deficiency or alleged deficiency in any of the foregoing or any other circumstance whatsoever, each Representative, for itself and on behalf of its respective Secured Parties, hereby agrees that, until the Senior Discharge Date, (a) any Senior Lien now or hereafter held by or for the benefit of any Revolving Facility Secured Party shall be senior in right, priority, perfection, operation, effect and all other respects to any and all Junior Liens and (b) any Junior Lien now or hereafter held by or for the benefit of any Noteholder Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to any and all Senior Liens, in each case, on the terms set forth herein. Until the Senior Discharge Date, the Senior Liens shall be and remain senior in right, priority, operation, effect and all other respects to any Junior Liens for all purposes, in each case, on the terms set forth herein, whether or not any Senior Liens are subordinated in any respect to any other Lien securing any other obligation of ACL, any other Grantor or any other Person and whether or not any such Liens are voided, avoided, invalidated, lapsed or unperfected.
          SECTION 2.02. Prohibition on Contesting Liens. Each of the Collateral Agent and Security Trustee, for itself and on behalf of the other Revolving Facility Secured Parties, and the Notes Collateral Agent and Security Trustee, for itself and on behalf of the other Noteholder Secured Parties, agrees that it will not, and hereby waives any right to, contest or support any other Person in contesting, in any proceeding (including any Insolvency Proceeding), the priority, validity or enforceability of any Junior Lien or any Senior Lien, as the case may be; provided, that nothing in this Intercreditor Agreement shall be construed to prevent or impair the rights of the Collateral Agent and Security Trustee or any other Revolving Facility Secured Party to enforce this Intercreditor Agreement or their rights hereunder.
          SECTION 2.03. No New Liens. The Notes Collateral Agent and Security Trustee, for itself and on behalf of the other Noteholder Secured Parties agrees that, until the Senior Discharge Date, no Grantor, Subsidiary of any Grantor or other Person shall grant or permit any additional Liens on any asset to secure any Noteholder Obligation unless such Grantor, Subsidiary or other Person has granted, or substantially concurrently therewith grants, a Senior Lien on such asset to secure the Revolving Credit Obligations, with each such Lien to be subject to the provisions of this Intercreditor Agreement. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to the Collateral Agent and Security Trustee or the other Revolving

Facility Secured Parties, the Notes Collateral Agent and Security Trustee agrees, for itself and on behalf of the other Noteholder Secured Parties, that any amounts received by or distributed to any Noteholder Secured Party pursuant to or as a result of any Lien granted and existing in contravention of this Section 2.03 shall be subject to Section 4.02. Notwithstanding the foregoing or any other provision in this Intercreditor Agreement to the contrary, the provisions of this Section are not intended to, nor shall they be deemed to, affect in any manner the enforceability against any Grantor or any other Person of any such Lien granted and existing contrary to the terms of this Section.
          SECTION 2.04. Similar Liens and Agreements. Each Representative, for itself and on behalf of its respective Secured Parties, agrees that it is their intention that the specific assets which are included in the Revolving Facility Collateral and the Noteholder Collateral be identical. In furtherance of the foregoing, the parties hereto agree to cooperate in good faith in order to determine, upon any reasonable request by the Collateral Agent and Security Trustee or the Notes Collateral Agent and Security Trustee, as the case may be, the specific assets included in the Revolving Facility Collateral and the Noteholder Collateral, the steps taken to perfect the Liens thereon in accordance with this Intercreditor Agreement and the identity of the respective parties obligated under the Revolving Facility Documents and the Noteholder Documents in respect of the Revolving Credit Obligations and the Noteholder Obligations, respectively.
ARTICLE III
ENFORCEMENT RIGHTS WITH RESPECT TO THE COLLATERAL.
          SECTION 3.01. Exercise of Rights and Remedies.
     (a) Until the Senior Discharge Date, whether or not any Insolvency Proceeding has been commenced, the Collateral Agent and Security Trustee and the Revolving Facility Secured Parties shall have the exclusive right to take any Enforcement Action with respect to Collateral, in each case, without any consultation with or the consent of the Notes Collateral Agent and Security Trustee or any other Noteholder Secured Party; provided, that, notwithstanding the foregoing, the Notes Collateral Agent and Security Trustee may:
     (i) in any Insolvency Proceeding, file a proof of claim or statement of interest with respect to the Noteholder Obligations; provided, that, in the event the Notes Collateral Agent and Security Trustee has failed to file any such proof of claim or statement of interest within 30 days prior to the bar date applicable to such claim, the Collateral Agent and Security Trustee may (but shall not be obligated to) file any such proof of claim or statement of interest on behalf of the Notes Collateral Agent and Security Trustee and the Noteholder Secured Parties; provided, further, that, (A) if the Collateral Agent and Security Trustee files any such proof of claim as contemplated above and the Trustee or Notes Collateral Agent and Security Trustee shall subsequently timely file a proper proof of claim in such Insolvency Proceeding, such subsequent proper proof of claim filed by the Trustee or the Notes Collateral Agent and Security Trustee shall supersede any such proof of claim theretofore filed by the Collateral Agent and Security Trustee on behalf of the Notes Collateral Agent and Security Trustee and the Noteholder Secured Parties and such proof of claim theretofore filed by the Collateral

Agent and Security Trustee on behalf of the Notes Collateral Agent and Security Trustee and the Noteholder Secured Parties shall thereupon be deemed to be withdrawn, and (B) the foregoing provisions of this clause (a)(i) shall not be construed to authorize the Collateral Agent and Security Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes;
     (ii) take any action to preserve or protect the validity and enforceability of the Junior Liens; provided, that no such action is, or could reasonably be expected to be, (A) adverse to the Senior Liens or the rights of the Collateral Agent and Security Trustee or any other Revolving Facility Secured Party to exercise remedies in respect thereof or (B) inconsistent with the terms of this Intercreditor Agreement, including, without limitation, the automatic release of Junior Liens provided for in Section 3.04;
     (iii) file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Noteholder Secured Parties, including any claims secured by the Noteholder Collateral, or otherwise make any agreements or file any motions pertaining to the Noteholder Obligations, in each case, to the extent not inconsistent with the terms of this Intercreditor Agreement;
     (iv) exercise rights and remedies as unsecured creditors to the extent (and only to the extent) provided in Section 3.03 (the actions described in clauses (a)(i) through (a)(iv) of this Section 3.01 being referred to herein as the “Permitted Enforcement Actions”); and
     (v) following the termination of the Standstill Period, take any Enforcement Action in accordance with the terms of Section 3.02 (the actions described in clauses (a)(i) through (a)(v) of this Section 3.01 being referred to herein as the “Permitted Specified Enforcement Actions”).
Except for the Permitted Specified Enforcement Actions, unless and until the Senior Discharge Date, the sole rights of the Notes Collateral Agent and Security Trustee and the other Noteholder Secured Parties with respect to the Noteholder Collateral shall be to enforce the terms of this Intercreditor Agreement and receive such Collateral (or the proceeds thereof), if any, remaining after the Senior Discharge Date has occurred (to the extent (and only to the extent) required by the Noteholder Documents).
     (b) In exercising rights and remedies with respect to the Collateral, the Collateral Agent and Security Trustee and the other Revolving Facility Secured Parties may enforce the provisions of the Revolving Facility Security Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion. Such exercise and enforcement shall include, without limitation, the rights of an agent appointed by them to Dispose of Revolving Facility Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code in effect in any jurisdiction, the Bankruptcy Code or any other Bankruptcy Law, with respect to such Collateral. The Collateral Agent and Security Trustee agrees, unless it is unable or impractical to do so in order to preserve value of the Revolving Facility Collateral (as reasonably determined by the Collateral Agent and Security Trustee) or the rights and remedies of the Revolving Facility Secured Parties therein, to provide at least ten days’ prior written notice to the Notes Collateral Agent and Security Trustee of its intention to take any Enforcement Action with respect to a material portion of the Revolving Facility Collateral; provided, however, that the failure to give any such notice shall not in any way limit its ability hereunder to take any such Enforcement Action.
     (c) The Notes Collateral Agent and Security Trustee, for itself and on behalf of the other Noteholder Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Noteholder Security Document or any other Noteholder Document shall be deemed to prohibit, restrain or otherwise restrict in any way the rights and remedies of the Collateral Agent and Security Trustee or the other Revolving Facility Secured Parties with respect to the Revolving Facility Collateral as set forth in this Intercreditor Agreement and the other Revolving Facility Documents.
          SECTION 3.02. No Interference; Standstill Period. The Notes Collateral Agent and Security Trustee, for itself and on behalf of the other Noteholder Secured Parties, agrees that, whether or not any Insolvency Proceeding has been commenced, the Noteholder Secured Parties:
     (a) will not, prior to the Senior Discharge Date, except for Permitted Enforcement Actions, take any Enforcement Action; provided, that the Notes Collateral Agent and Security Trustee may commence or take any Enforcement Action after a period (the “Standstill Period”) beginning on the date that the Notes Collateral Agent and Security Trustee provides written notice (a “Noteholder Actionable Default Notice”) to the Collateral Agent and Security Trustee that a Noteholder Actionable Default has occurred (it being understood and agreed that such notice shall be invalid and void ab initio if such Noteholder Actionable Default has not occurred) and ending 180 days from the date of receipt by the Collateral Agent and Security Trustee of such Noteholder Actionable Default Notice so long as such Noteholder Actionable Default is continuing; provided, further, that, (A) notwithstanding the expiration of the Standstill Period or anything herein to the contrary, in no event shall the Notes Collateral Agent and Security Trustee or any other Noteholder Secured Party take any Enforcement Action if the Collateral Agent and Security Trustee or any other Revolving Facility Secured Party shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from or modification of the automatic stay or any other stay in any Insolvency Proceeding to enable the commencement and pursuit thereof), any Enforcement Action (including, without limitation, the diligent pursuit of any of the following: solicitation of bids from third parties to conduct the liquidation of all or a material portion of the Collateral, the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, auctioneers or other third parties for the purpose of valuing, marketing and selling all or a material portion of the Collateral, notification of accounts debtors to make payments to the Collateral Agent and Security Trustee or its agents, any action to take possession of all or a material portion of the Collateral, or commencement and diligent pursuit of any legal proceedings or actions against or with respect to all or a material portion of the Collateral) and (B) after the expiration of the Standstill Period, so long as neither the Collateral Agent and Security Trustee nor the Revolving Facility Secured Parties have commenced any Enforcement Action (including, without limitation, an Enforcement Action described in the immediately preceding parenthetical clause), in the event that and for so long as the Noteholder

Secured Parties (or the Notes Collateral Agent and Security Trustee on their behalf) have commenced any Enforcement Action with respect to all or any material portion of the Collateral to the extent permitted hereunder and are using its best efforts to diligently pursue such actions, neither the Revolving Facility Secured Parties nor the Collateral Agent and Security Trustee shall take any action of a similar nature with respect to such portion of the Collateral to which such Enforcement Action directly relates; provided, that all other provisions of this Intercreditor Agreement (including the turnover provisions of Section 4.02) are complied with;
     (b) will not contest, protest or object to any foreclosure action or proceeding brought by the Collateral Agent and Security Trustee or any other Revolving Facility Secured Party, or any other enforcement or exercise by any Revolving Facility Secured Party of any rights or remedies relating to the Revolving Facility Collateral under the Revolving Facility Documents or otherwise, so long as Junior Liens attach to the proceeds thereof subject to the relative priorities set forth in Section 2.01;
     (c) subject to the rights of the Noteholder Secured Parties under clause (a) above, will not object to the forbearance by the Collateral Agent and Security Trustee or any other Revolving Facility Secured Party from commencing or pursuing any foreclosure action or proceeding or any other enforcement or exercise of any rights or remedies with respect to the Revolving Facility Collateral;
     (d) will not, prior to the Senior Discharge Date, except for Permitted Specified Enforcement Actions, take or receive any Collateral, or any proceeds thereof or payment with respect thereto, in connection with the exercise of any right or enforcement of any remedy (including any right of setoff) with respect to any such Collateral or in connection with any insurance policy award under a policy of insurance relating to any such Collateral or any condemnation award (or deed in lieu of condemnation) relating to any such Collateral;
     (e) will not, except for Permitted Specified Enforcement Actions, take any action that would, or could reasonably be expected to, hinder, in any manner, any exercise of rights or remedies under the Revolving Facility Documents or the rights or remedies of the Revolving Facility Secured Parties under applicable law, including any Disposition of any Collateral, whether by foreclosure or otherwise;
     (f) will not, except for Permitted Specified Enforcement Actions, object to the manner in which the Collateral Agent and Security Trustee or any other Revolving Facility Secured Party may seek to enforce or collect the Revolving Credit Obligations or the Senior Liens, regardless of whether any action or failure to act by or on behalf of the Collateral Agent and Security Trustee or any other Revolving Facility Secured Party is, or could possibly be, adverse to the interests of the Noteholder Secured Parties, and will not assert, and hereby waive, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law; and
     (g) will not attempt, directly or indirectly, whether by judicial proceeding or otherwise, to challenge or question the validity or enforceability of any Revolving Credit

Obligations or any Revolving Facility Security Document, including this Intercreditor Agreement, or the validity or enforceability of the priorities, rights or obligations established by this Intercreditor Agreement.
          SECTION 3.03. Rights as Unsecured Creditors. Each Representative and the other Secured Parties may, in accordance with the terms of the applicable Debt Documents and applicable law, enforce rights and exercise remedies against ACL and any other Grantor as unsecured creditors; provided, that no such action is otherwise inconsistent with the terms of this Intercreditor Agreement. Nothing in this Intercreditor Agreement shall prohibit the receipt by the Notes Collateral Agent and Security Trustee or any other Noteholder Secured Party of the required payments of principal, premium, interest, fees and other amounts due under the Noteholder Documents so long as such receipt is not the direct or indirect result of (x) the enforcement or exercise by the Notes Collateral Agent and Security Trustee or any other Noteholder Secured Party of rights or remedies as a secured creditor (including any right of setoff) or (y) any contravention of this Intercreditor Agreement (including any judgment lien resulting from the exercise of remedies available to an unsecured creditor) or the Revolving Facility Documents.
          SECTION 3.04. Automatic Release of Junior Liens.
     (a) The Notes Collateral Agent and Security Trustee and each other Noteholder Secured Party agree that in the event of a Disposition of Revolving Facility Collateral subject to any Junior Lien (regardless of whether or not an Event of Default has occurred and is continuing under the Noteholder Documents at the time of such Disposition), such Junior Lien on such Collateral (and, if such Collateral is all of the equity interests of a Grantor, all obligations of such Grantor under the Noteholder Documents) shall, subject to the terms of the Noteholder Documents, terminate and be released automatically, unconditionally, simultaneously and without further action if the applicable Senior Liens on such Collateral (and, if such Collateral is all of the equity interests of a Grantor, all obligations of such Grantor under the Revolving Facility Documents) are released and if such Disposition either (x) is then not prohibited by the Noteholder Documents or (y) occurs in connection with the foreclosure upon or other exercise of rights and remedies with respect to such Revolving Facility Collateral; provided, that, in the case of a Disposition pursuant to subclause (y) above, the proceeds of any such Disposition received by any Revolving Facility Secured Party shall be applied to repay Revolving Credit Obligations; provided, further, that, in the case of a Disposition pursuant to subclause (x) or (y) above, the Junior Lien shall remain in full force and effect with respect to any proceeds of such Disposition that remain after the satisfaction in full of the Revolving Credit Obligations.
     (b) The Notes Collateral Agent and Security Trustee agrees to execute and deliver (at the sole cost and expense of the Grantors) all such releases and other instruments as shall reasonably be requested and provided by the Collateral Agent and Security Trustee to evidence and confirm any release of Collateral provided for in this Section 3.04. Until the Senior Discharge Date, the Notes Collateral Agent and Security Trustee, for itself and on behalf of each other Noteholder Secured Party, hereby appoints the Collateral Agent and Security Trustee, and any officer or agent of the Collateral Agent and Security Trustee as the Collateral Agent and Security Trustee may designate from time to time, with full power of substitution, as the attorney-in-fact of the Notes Collateral Agent and Security Trustee and each Noteholder Secured

Party for the purpose of entering into any such release and other instruments and carrying out the provisions of this Section 3.04 and taking any action and executing any instrument that the Collateral Agent and Security Trustee may deem necessary or advisable to accomplish the purposes of this Section 3.04, which appointment is irrevocable and coupled with an interest.
          SECTION 3.05. Automatic Release of Senior Liens. If, in connection with any Enforcement Action taken by the Notes Collateral Agent and Security Trustee after the expiration of the Standstill Period that is permitted in accordance with Section 3.02, the Notes Collateral Agent and Security Trustee, for itself and on behalf of the other Noteholder Secured Parties, (x) releases any of the Junior Liens on any Collateral, or (y) if such Collateral is all of the equity interests of a Grantor, releases such Grantor from its obligations under the Noteholder Documents (in each case, a “Second Lien Release”), then the Senior Liens on such Collateral and, if such Collateral is all of the equity interests of such Grantor, the obligations of any such Grantor under the Revolving Facility Documents, shall be automatically released, and promptly upon the request of the Notes Collateral Agent and Security Trustee the Collateral Agent and Security Trustee shall, for itself and on behalf of the other Revolving Facility Secured Parties, execute and deliver (at the sole cost and expense of the Grantors) all such releases and other instruments as shall be reasonably requested by the Notes Collateral Agent and Security Trustee to evidence and confirm any release of Collateral or of a Grantor provided for in this Section; provided, that, so long as the Senior Discharge Date has not occurred, the proceeds of, or payments with respect to, any Collateral shall be segregated and held in trust and forthwith transferred or paid over to the Collateral Agent and Security Trustee for the benefit of the Revolving Facility Secured Parties in accordance with Section 4.02.
          SECTION 3.06. Priority Liens. If a subordination of the Collateral Agent and Security Trustee’s Lien on any Revolving Facility Collateral is permitted (or in good faith believed by the Collateral Agent and Security Trustee to be permitted) under the Revolving Facility Documents to another Lien permitted under the Revolving Facility Documents (a “Priority Lien”), then the Collateral Agent and Security Trustee is authorized to execute and deliver a subordination agreement with respect thereto in form and substance satisfactory to it.
          SECTION 3.07. Insurance and Condemnation Awards. Until the Senior Discharge Date shall have occurred, the Collateral Agent and Security Trustee and the other Revolving Facility Secured Parties shall have the exclusive right, subject to the rights (if any) of the Grantors under the Revolving Facility Documents, to settle and adjust any insurance policy or claim covering or constituting Collateral and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of any Collateral. All proceeds of any such policy and any such award, or any payments with respect to a deed in lieu of condemnation, shall constitute Collateral, subject to the rights (if any) of the Grantors under the Revolving Facility Documents, and shall be paid in accordance with Section 4.01. Until the Senior Discharge Date, if any Notes Collateral Agent and Security Trustee or any other Noteholder Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in violation of this Section 3.07, it shall immediately transfer and pay over such proceeds to the Collateral Agent and Security Trustee in accordance with Section 4.02.

ARTICLE IV
PAYMENTS.
          SECTION 4.01. Application of Proceeds. Until the Senior Discharge Date, any Collateral or proceeds thereof received by a Representative shall be applied by such Representative (a) first, to the Revolving Credit Obligations, (b) second, to the Noteholder Obligations and (c) third, to the applicable Grantor, or in each case as a court of competent jurisdiction may otherwise direct. After the Senior Discharge Date, the Collateral Agent and Security Trustee shall deliver to the Notes Collateral Agent and Security Trustee any remaining Collateral and any proceeds thereof then held by it, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Notes Collateral Agent and Security Trustee (a) first, to the Noteholder Obligations and (c) second, to the applicable Grantor, or in each case as a court of competent jurisdiction may otherwise direct.
          SECTION 4.02. Payment Over. Until the Senior Discharge Date, each Noteholder Secured Party (other than the Notes Collateral Agent and Security Trustee) hereby agrees that any Revolving Facility Collateral or any proceeds thereof (together with assets or proceeds subject to Liens referred to in the penultimate sentence of Section 2.03) received directly or indirectly by such Noteholder Secured Party in contravention of this Intercreditor Agreement shall be segregated and held in trust and forthwith transferred or paid over to the Collateral Agent and Security Trustee for the benefit of the Revolving Facility Secured Parties in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Until the Senior Discharge Date, the Notes Collateral Agent and Security Trustee hereby agrees that any Revolving Facility Collateral or any proceeds thereof (together with assets or proceeds subject to Liens referred to in the penultimate sentence of Section 2.03) received directly or indirectly by the Notes Collateral Agent and Security Trustee (w) in connection with any Disposition of, or collection on, such Collateral upon any Enforcement Action, (x) in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation) or (y) as contemplated under Sections 2.03, 3.02, 3.05, 3.07, 6.01 or 6.02 (whether as a matter of law or otherwise), shall be segregated and held in trust and forthwith transferred or paid over to the Collateral Agent and Security Trustee for the benefit of the Revolving Facility Secured Parties in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Until the Senior Discharge Date, the Notes Collateral Agent and Security Trustee, for itself and on behalf of each other Noteholder Secured Party, hereby appoints the Collateral Agent and Security Trustee, and any officer or agent of the Collateral Agent and Security Trustee as may be designated by the Collateral Agent and Security Trustee from time to time, with full power of substitution, the attorney-in-fact of each Noteholder Secured Party for the purpose of carrying out the provisions of this Section 4.02 and taking any action and executing any instrument that the Collateral Agent and Security Trustee may deem necessary or advisable to accomplish the purposes of this Section 4.02, which appointment is irrevocable and coupled with an interest. For purposes of this Section 4.02, payments made by Grantors to any Noteholder Secured Party with the proceeds of a loan by Revolving Facility Secured Parties shall not be construed to constitute proceeds of Collateral.

          SECTION 4.03. Unenforceable Liens. Notwithstanding anything to the contrary contained herein, if in any Insolvency Proceeding a determination is made that any Lien encumbering any Revolving Facility Collateral is not enforceable for any reason, then the Notes Collateral Agent and Security Trustee and the Noteholder Secured Parties agree that, any distribution or recovery they may receive with respect to, or allocable to, the value of the assets intended to constitute such Collateral or any proceeds thereof, to the extent that such assets constitute Noteholder Collateral, shall (until the Senior Discharge Date) be segregated and held in trust and forthwith paid over to the Collateral Agent and Security Trustee for the benefit of the Revolving Facility Secured Parties in the same form as received without recourse, representation or warranty (other than a representation of the Notes Collateral Agent and Security Trustee that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct until the Senior Discharge Date. Until the Senior Discharge Date, the Notes Collateral Agent and Security Trustee, for itself and on behalf of each other Noteholder Secured Party, hereby appoints the Collateral Agent and Security Trustee, and any officer or agent of the Collateral Agent and Security Trustee as may be designated by the Collateral Agent and Security Trustee from time to time, with full power of substitution, the attorney-in-fact of each Noteholder Secured Party for the limited purpose of carrying out the provisions of this Section 4.03 and taking any action and executing any instrument that the Collateral Agent and Security Trustee may deem necessary or advisable to accomplish the purposes of this Section 4.03, which appointment is irrevocable and coupled with an interest.
ARTICLE V
PLEDGED OR CONTROLLED COLLATERAL.
          SECTION 5.01. General. The Collateral Agent and Security Trustee agrees that if it shall at any time hold a Senior Lien on any Noteholder Collateral that can or is required to be perfected or the priority of which can be enhanced by the possession or control of such Collateral or of any account in which such Collateral is held, and if such Collateral or any such account is in fact in the possession or under the control of such Collateral Agent, or of agents or bailees of the Collateral Agent and Security Trustee, the Collateral Agent and Security Trustee shall, solely for the purpose of perfecting the Junior Liens granted under the Noteholder Security Documents and, subject to the terms and conditions of this Article V, also hold and/or maintain control of such Collateral for the benefit of the Notes Collateral Agent and Security Trustee and the other Noteholder Secured Parties as agent on behalf of and representative (as defined in Section 1-201(35) of the UCC) of the Notes Collateral Agent and Security Trustee and on behalf and for the benefit of the Notes Collateral Agent and Security Trustee and Noteholder Secured Parties. It is agreed that the obligations of the Collateral Agent and Security Trustee and the rights of the Notes Collateral Agent and Security Trustee and the other Noteholder Secured Parties in connection with any such bailment arrangement will be in all respects subject to the provisions of Articles II and III. Notwithstanding anything to the contrary herein, the Collateral Agent and Security Trustee will be deemed to make no representation as to the adequacy of the steps taken by it to perfect the Junior Lien on any such Collateral and shall have no responsibility, duty, obligation or liability to the Notes Collateral Agent and Security Trustee or other Noteholder Secured Party or any other Person for such perfection or failure to perfect, it being understood that the sole purpose of this Article is to enable the Noteholder Secured Parties to obtain a perfected Junior Lien in such Collateral to the extent, if any, that such perfection results from the possession or control of such Collateral or any such account by the Collateral Agent and Security Trustee. Subject to Section 7.04, at such time as the Revolving Credit Obligations shall have been paid and satisfied in full and any commitment to extend credit that would constitute such Revolving Credit Obligations shall have been terminated, the Collateral Agent and Security Trustee shall use its commercially reasonable efforts to promptly take all such actions in its power (at the sole cost and expense of the Grantors) as shall be reasonably requested by the Notes Collateral Agent and Security Trustee or the applicable Grantor, as the case may be, to transfer the possession and control of such Collateral or any such account, together with any necessary endorsements but without recourse or warranty, (i) if the Noteholder Obligations are outstanding at such time, to the Notes Collateral Agent and Security Trustee (in each case, to the extent that the Notes Collateral Agent and Security Trustee has a Lien on such Collateral or account after giving effect to any prior or concurrent releases of Liens), and (ii) if no Noteholder Obligations are outstanding at such time, to the applicable Grantor.
          SECTION 5.02. Control Accounts.
          (a) Holdings and its subsidiaries, to the extent required by the Credit Agreement or Security Documents, shall maintain deposit accounts and securities accounts (collectively, together with all accounts and sub-accounts relating to any such deposit account or securities account, the “Control Accounts”) which are subject to the Collateral Agent and Security Trustee’s control. The Collateral Agent and Security Trustee will act as agent on behalf of the Notes Collateral Agent and Security Trustee and the other Noteholder Secured Parties for the purpose of perfecting the Liens of the Notes Collateral Agent and Security Trustee and the other Noteholder Secured Parties granted under the Notes Security Documents in all such Control Accounts and the cash, funds, checks, notes, “securities entitlements” (as such terms are defined in the UCC), instruments and other assets from time to time on deposit in any Control Account as provided in Section 5.01 (but will have no duty, responsibility or obligation to the Noteholder Secured Parties except as set forth in the last sentence of this Section). Unless the Junior Liens on such Collateral shall have been or concurrently are released, after the occurrence of the Senior Discharge Date, (a) the Collateral Agent and Security Trustee shall at the request of the Trustee, transfer control of all cash and other assets in any such Control Account maintained with it to the Notes Collateral Agent and Security Trustee, and (b) the Collateral Agent and Security Trustee, ACL and the Notes Collateral Agent and Security Trustee (at the expense of ACL) shall have each control agreement assigned to the Notes Collateral Agent and Security Trustee or otherwise have control of any other Control Accounts to be transferred to the Notes Collateral Agent and Security Trustee (or for other arrangements with respect to each such Depositary Account satisfactory to the Notes Collateral Agent and Security Trustee to be made), in each case (in the case of clauses (a) and (b)), to the extent that the Noteholder Documents would entitle the Notes Collateral Agent and Security Trustee, or would require Holdings or any of its subsidiaries, to take such actions if such assets or cash were held by Holdings or such subsidiary.
          (b) For purposes of Section 5.02(a), as security for the payment and performance in full of all the Noteholder Obligations each Grantor hereby grants to the Collateral Agent and Security Trustee for the benefit of the Notes Collateral Agent and Security Trustee and the other Noteholder Secured Parties a Lien on and security interest in all of the right, title and interest of such Grantor, in and to and under the Control Accounts and the cash, funds, checks, notes, “securities entitlements” (as such terms are defined in the UCC), instruments and other assets from time to time on deposit in any Control Account, wherever located and whether now existing or hereafter arising or acquired from time to time.
ARTICLE VI
INSOLVENCY PROCEEDINGS.
          SECTION 6.01. DIP Financing and Asset Sales.
     (a) Until the Senior Discharge Date, in the event of any Insolvency Proceeding, each Noteholder Secured Party agrees that it:
     (i) will not oppose or object to the use of any Collateral constituting cash collateral under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, unless the Collateral Agent and Security Trustee, or a representative authorized by the Collateral Agent and Security Trustee, shall oppose or object to such use of cash collateral;
     (ii) will not oppose or object to (or join with any third party in opposing or objecting to) any post-petition financing, whether provided by the Revolving Facility Secured Parties or any other Person, under Section 364 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law (a “DIP Financing”), or the Liens on the Collateral securing any DIP Financing (“DIP Financing Liens”), unless the Revolving Facility Secured Parties, or a representative authorized by the Revolving Facility Secured Parties, shall then oppose or object to such DIP Financing or such DIP Financing Liens, and, to the extent that such DIP Financing Liens are senior to, or rank pari passu with, the Senior Liens, the Notes Collateral Agent and Security Trustee will, for itself and on behalf of the other Noteholder Secured Parties, subordinate the Junior Liens to the Senior Liens and the DIP Financing Liens on substantially similar terms as set forth in this Intercreditor Agreement (as reasonably determined by the Collateral Agent and Security Trustee); provided, that the foregoing shall not prevent the Noteholder Secured Parties from proposing a DIP Financing to any Grantors or to a court of competent jurisdiction; and
     (iii) except to the extent permitted by clause (b) of this Section 6.01, whether in connection with the use of cash collateral as described in clause (a)(i) above or a DIP Financing or otherwise, will not request adequate protection or any other relief in connection with such use of cash collateral, DIP Financing or DIP Financing Liens.
     (b) If, in connection with any DIP Financing or use of cash collateral, (A) any Revolving Facility Secured Party is granted adequate protection in the form of a Lien on additional collateral, the Notes Collateral Agent and Security Trustee may, for itself and on behalf of the other Noteholder Secured Parties, seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Senior Liens and DIP Financing Liens on the same basis as the other Junior Liens are subordinated to the Senior Liens under this Intercreditor Agreement or (B) any Noteholder Secured Party is granted adequate protection in the form of a Lien on additional collateral, the Collateral Agent and Security Trustee shall, to the extent permitted by court order, for itself and on behalf of the other Revolving Facility Secured Parties, be granted adequate protection in the form of a Lien on such additional collateral that is senior to such Junior Lien as security for the Revolving Credit Obligations (with the understanding that (i) whether or not any such senior Lien is granted to the Collateral Agent and Security Trustee on such collateral, any amounts or other proceeds received in respect of such Lien shall be subject to the provisions of Section 4.02 and (ii) no Revolving Credit Facility Secured Party will object to or oppose and adequate protection granted to an Noteholder Secured Party as contemplated by this clause (B)).
     (c) Notwithstanding the foregoing, the applicable provisions of Section 6.01(a) and (b) shall only be binding on the Noteholder Secured Parties with respect to any DIP Financing to the extent (i) the amount of such DIP Financing plus (ii) the aggregate outstanding principal amount of all Revolving Credit Obligations as of the date of such DIP Financing (excluding any Bank Products (as such term is defined in the Credit Agreement as in effect on the date hereof)) does not exceed $450,000,000.
          SECTION 6.02. Reorganization Securities. If, in any Insolvency Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of both the Revolving Credit Obligations and the Noteholder Obligations, then, to the extent the debt obligations distributed on account of the Revolving Credit Obligations and on account of the Noteholder Obligations are secured by Liens upon the same assets or property, the provisions of this Intercreditor Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.
ARTICLE VII
MODIFICATIONS TO DEBT DOCUMENTS; REFINANCINGS.
          SECTION 7.01. Matters Relating to Debt Documents.
     (a) Subject to the limitations contained in Section 7.01 (b)(i), the Revolving Facility Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms, and Revolving Credit Obligations and the Noteholder Obligations may be Refinanced, in each case, without notice to, or the consent of, any Revolving Facility Secured Party or any Noteholder Secured Party and without affecting the subordination of the Junior Liens hereunder or the provisions of this Intercreditor Agreement defining the relative rights of the Revolving Facility Secured Parties and the Noteholder Secured Parties; provided, however, that the holders of the indebtedness (and the Liens securing such indebtedness) resulting from any such Refinancing, or a duly authorized agent on their behalf, shall have agreed in writing to be bound by the terms of this Intercreditor Agreement pursuant to such documents or agreements (including amendments or supplements to this Intercreditor Agreement) as the Collateral Agent and Security Trustee or the Notes Collateral Agent and Security Trustee, as the case may be, shall reasonably request and in form and substance reasonably acceptable to the Collateral Agent and Security Trustee or the Notes Collateral Agent and Security Trustee, as the case may be.
     (b) It is acknowledged that (i) the aggregate amount of the Revolving Credit Obligations may, subject to the limitations set forth in the Indenture (as in effect on the date hereof) be increased, (ii) a portion of the Revolving Credit Obligations consists or may consist of indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be repaid and subsequently reborrowed, and (iii) the Revolving Credit Obligations may be supplemented, waived, repaid, refunded, Refinanced, amended or otherwise modified from time to time, all without affecting the subordination of the Junior Liens hereunder or the provisions of this Intercreditor Agreement defining the relative rights of the Revolving Facility Secured Parties and the Noteholder Secured Parties. The lien priorities provided for herein shall not be altered or otherwise affected by any amendment, modification, supplement, increase, restatement or Refinancing of either the Revolving Credit Obligations or the Noteholder Obligations, by the release of any Collateral or of any guarantees securing any Revolving Credit Obligations or by any action that any Secured Party may take or fail to take in respect of any Collateral.
          SECTION 7.02. Effect of Refinancing of Indebtedness under Revolving Facility Documents.
     (a) If, substantially contemporaneously with the Senior Discharge Date, ACL Refinances indebtedness outstanding (including in respect of committed amounts in respect of which no indebtedness is outstanding) under the Revolving Facility Documents and ACL gives to the Notes Collateral Agent and Security Trustee written notice (the “Refinancing Notice”) electing to apply the provisions of this Section 7.02 to such Refinancing indebtedness, then (i) the Senior Discharge Date shall automatically be deemed not to have occurred for all purposes of this Intercreditor Agreement, (ii) such Refinancing indebtedness and all other obligations under or in connection with the loan, security, guarantee and credit documents evidencing such indebtedness, including, without limitation, any additional indebtedness or commitment increases not in violation of Section 7.01(b) (the “Replacement Revolving Credit Obligations”) shall automatically be treated as Revolving Credit Obligations for all purposes of this Intercreditor Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, the credit agreement and other documents evidencing or relating to such Refinancing indebtedness (the “Replacement Revolving Facility Documents”) shall automatically be treated as the Credit Agreement and the Revolving Facility Documents and, in the case of Replacement Revolving Facility Documents that are security documents pursuant to which any Grantor has granted a Lien to secure any Replacement Revolving Credit Obligation, as the Revolving Facility Security Documents for all purposes of this Intercreditor Agreement, (iv) the collateral agent and security trustee under the Replacement Revolving Facility Documents (the “Replacement Collateral Agent”) shall be deemed to be the Collateral Agent and Security Trustee for all purposes of this Intercreditor Agreement, and (v) the lenders under the Replacement Revolving Facility Documents shall be deemed to be the Revolving Lenders for all purposes of this Intercreditor Agreement. For clarity, in the event of a partial refinancing, the Replacement Revolving Credit Obligations and the portion of the Revolving Credit Obligations that were not Refinanced shall both be entitled to the benefits of this Agreement but shall be represented under this Agreement by a single Collateral Agent. Upon receipt of a Refinancing

Notice, which notice shall include the identity of the Replacement Collateral Agent, the Notes Collateral Agent and Security Trustee shall promptly enter into such documents and agreements (including amendments or supplements to this Intercreditor Agreement) as such Replacement Collateral Agent may reasonably request in order to provide to the Replacement Collateral Agent the rights, remedies and powers and authorities contemplated hereby, in each case consistent in all respects with the terms of this Intercreditor Agreement.
     (b) On or after the date hereof, and prior to the Senior Discharge Date, ACL will be permitted to designate as a Revolving Facility Secured Party hereunder each Person who is, or who becomes, the holder of Indebtedness incurred by ACL or any Grantor that is permitted to constitute Revolving Credit Obligations hereunder and is permitted under the terms of the Revolving Facility Documents to be equally and ratably secured with the obligations in respect of such Revolving Credit Obligations, it being understood and agreed that while any Revolving Credit Obligations are outstanding (and prior to the Senior Discharge Date of such Revolving Credit Obligations) the interests of such new Revolving Facility Secured Parties shall be represented by the Collateral Agent and Security Trustee in accordance with the terms hereof. ACL shall effect such designation by delivering to each other party hereto (other than its affiliates) a notice; provided, however, that the failure to so deliver a copy of such notice shall not affect the status of such debt as Revolving Credit Obligations if the other requirements of this Section are complied with. Notwithstanding the foregoing, nothing in this Section will be construed to allow the ACL or any Grantor to incur additional Indebtedness unless otherwise permitted by the terms of all Revolving Facility Documents and Noteholder Documents in effect at the time of such incurrence.
     (c) If, at any time after the Senior Discharge Date has occurred, ACL thereafter Refinances any Revolving Facility Documents, which Refinancing is permitted by the Noteholder Documents, then such prior discharge of Revolving Credit Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such Senior Discharge Date), and, from and after the date on which the New Revolving Credit Obligations Notice (as defined below) is delivered to the Notes Collateral Agent and Security Trustee in accordance with the next sentence, the obligations under such Refinancing of the Revolving Facility Documents shall automatically be treated as Revolving Credit Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the first lien agent under such Revolving Facility Documents shall be the Collateral Agent and Security Trustee for all purposes of this Agreement. Upon receipt of a notice (the “New Revolving Credit Obligations Notice”) stating that the Company has entered into new Revolving Facility Documents (which notice shall include the identity of the new first lien collateral agent, such agent, the “New Collateral Agent” and shall contain a representation from an authorized officer of Holdings that Holdings is permitted under the Indenture and each Additional Pari Passu Agreement to enter into the new Revolving Facility Documents and grant the Liens contemplated thereby), the Notes Collateral Agent and Security Trustee shall promptly (i) enter into such documents and agreements (including amendments or supplements to this Agreement) as ACL or such New Collateral Agent shall reasonably request in order to provide to the New Collateral Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (ii) deliver to the New Collateral Agent any Collateral of the type described in Section 5.01 hereof held by it together with any necessary endorsements (or otherwise allow the New Collateral Agent to obtain control of such Collateral). The New Collateral Agent shall agree in a writing addressed to the Notes Collateral Agent and Security Trustee to be bound by the terms of this Agreement. If the new Revolving Credit Obligations under the new Revolving Facility Documents are secured by assets of the Grantors constituting Collateral that do not also secure the Noteholder Obligations, then the Noteholder Obligations shall be secured at such time by a second priority Lien on such assets to the same extent provided in the Noteholder Documents and this Agreement.
          SECTION 7.03. No Waiver by Revolving Facility Secured Parties. Other than the Permitted Specified Enforcement Actions, nothing contained herein shall prohibit or in any way limit the Collateral Agent and Security Trustee or any other Revolving Facility Secured Party from opposing, challenging or objecting to, in any Insolvency Proceeding or otherwise, any action taken, or any claim made, by the Notes Collateral Agent and Security Trustee or any other Noteholder Secured Party with respect to any Collateral, including any request by the Notes Collateral Agent and Security Trustee or any other Noteholder Secured Party for adequate protection (other than any such request made pursuant to Section 6.01) or any exercise by the Notes Collateral Agent and Security Trustee or any other Noteholder Secured Party of any of its rights and remedies under the Noteholder Documents or otherwise.
          SECTION 7.04. Reinstatement. If, in any Insolvency Proceeding or otherwise, all or part of any payment with respect to any Revolving Credit Obligations previously made shall be rescinded for any reason whatsoever, then such Revolving Credit Obligations shall be reinstated to the extent of the amount so rescinded and, if theretofore terminated, this Intercreditor Agreement shall be reinstated in full force and effect and such prior termination shall not diminish, release, discharge, impair or otherwise affect the Lien priorities and the relative rights and obligations of the Revolving Facility Secured Parties and the Noteholder Secured Parties provided for herein.
ARTICLE VIII
REPRESENTATIVE MATTERS.
          SECTION 8.01. No Reliance; Information. Each Representative, for itself and on behalf of its respective Secured Parties, acknowledges that (a) it and/or such Secured Parties have, independently and without reliance upon, in the case of the Revolving Facility Secured Parties, any Noteholder Secured Party and, in the case of the Noteholder Secured Parties, any Revolving Facility Secured Party, to the extent such Representative shall have conducted a credit analysis, made their own credit analysis and decision to enter into the Debt Documents to which they are party based on such documents and information as they have deemed appropriate and (b) it and/or such Secured Parties will, independently and without reliance upon, in the case of the Revolving Facility Secured Parties, any Noteholder Secured Party and, in the case of the Noteholder Secured Parties, any Revolving Facility Secured Party, and based on such documents and information as they shall from time to time deem appropriate, continue to make their own credit decision in taking or not taking any action under this Intercreditor Agreement or any other Debt Document to which they are party. The Revolving Facility Secured Parties and the Noteholder Secured Parties shall have no duty to disclose to any Noteholder Secured Party or to any Revolving Facility Secured Party, respectively, any information relating to Holdings, ACL or any of their respective Subsidiaries (including any Grantor), or any other circumstance bearing upon the risk of nonpayment of any of the Revolving Credit Obligations or the Noteholder Obligations, as the case may be, that is known or becomes known to any of them or any of their Affiliates. In the event any Revolving Facility Secured Party or any Noteholder Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to, respectively, any Noteholder Secured Party or any Revolving Facility Secured Party, it shall be under no obligation (i) to make, and shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion or (iii) to undertake any investigation.
          SECTION 8.02. Authorization of Representatives. By accepting the benefits of this Intercreditor Agreement and the other Revolving Facility Security Documents, each Revolving Facility Secured Party hereby authorizes the Collateral Agent and Security Trustee to enter into this Intercreditor Agreement and to act on its behalf as collateral agent hereunder and in connection herewith. By accepting the benefits of this Intercreditor Agreement and the other Noteholder Security Documents, each Noteholder Secured Party hereby authorizes the Notes Collateral Agent and Security Trustee to enter into this Intercreditor Agreement and to act on its behalf as collateral agent hereunder and in connection herewith.
          SECTION 8.03. Representations and Warranties of Each Representative. Each Representative represents and warrants to the other parties hereto that it has been authorized by the Secured Parties under and as defined in the Credit Agreement or the Noteholder Security Agreement, as applicable, to enter into this Intercreditor Agreement.
          SECTION 8.04. Further Assurances. Each of the Collateral Agent and Security Trustee, for itself and on behalf of the other Revolving Facility Secured Parties, and the Notes Collateral Agent and Security Trustee, for itself and on behalf of the other Noteholder Secured Parties, agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which the Collateral Agent and Security Trustee or the Notes Collateral Agent and Security Trustee may reasonably request, to effectuate the terms of this Intercreditor Agreement, including the relative Lien priorities provided for herein. Without limiting the foregoing, whenever a Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Revolving Credit Obligations (or the existence of any commitment to extend credit that would constitute Revolving Credit Obligations) or Noteholder Obligations, or the existence of any Lien securing any such obligations, or the Collateral subject to any such Lien, it may request that such information be furnished to it in writing by the other Representative and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if a Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Representative shall be entitled to make any such determination by such method as it may, in the exercise of its reasonable discretion after consultation with ACL, determine, including by reliance upon a certificate of ACL. Each Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to Holdings or any of its subsidiaries, any Secured Party or any other Person as a result of such determination.
          SECTION 8.05. No Warranties or Liability.
     (a) The Collateral Agent and Security Trustee, for itself and on behalf of the other Revolving Facility Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Section 8.03, neither the Notes Collateral Agent and Security Trustee nor any other Noteholder Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Noteholder Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Notes Collateral Agent and Security Trustee, for itself and on behalf of the other Noteholder Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Section 8.03, neither the Collateral Agent and Security Trustee nor any other Revolving Facility Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Revolving Facility Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.
     (b) Each Noteholder Secured Party acknowledges and agrees that neither the Collateral Agent and Security Trustee nor any other Revolving Facility Secured Party shall have any duties or other obligations to such Noteholder Secured Party with respect to any Collateral, other than to transfer to the Notes Collateral Agent and Security Trustee any proceeds of any such Collateral that constitutes Collateral remaining in its possession following any Disposition of such Collateral (in each case, unless the Junior Liens on all such Collateral are terminated and released prior to or concurrently with such sale, transfer, disposition, payment or satisfaction), the payment and satisfaction in full of the Revolving Credit Obligations secured thereby and the termination of any commitment to extend credit that would constitute Revolving Credit Obligations secured thereby, or, if the Collateral Agent and Security Trustee shall be in possession of all or any part of such Collateral after such payment and satisfaction in full and termination, such Collateral or any part thereof remaining, in each case without representation or warranty on the part of the Collateral Agent and Security Trustee or any Revolving Facility Secured Party.
     (c) In furtherance of the foregoing, each Noteholder Secured Party acknowledges and agrees that until the Revolving Credit Obligations shall have been paid and satisfied in full and any commitment to extend credit that would constitute Senior Secured Obligations shall have been terminated, the Collateral Agent and Security Trustee shall be entitled, for the benefit of the holders of the Revolving Credit Obligations, to sell, transfer or otherwise dispose of or deal with Collateral as provided herein and in the Revolving Facility Security Documents without regard to any Junior Lien or any rights to which the holders of the Noteholder Obligations would otherwise be entitled as a result of such Junior Lien, other than any such rights set forth herein. Without limiting the foregoing, each Noteholder Secured Party agrees that neither the Collateral Agent and Security Trustee nor any other Revolving Facility Secured Party shall have any duty or obligation first to marshal or realize upon any type of Collateral, or to sell, dispose of or otherwise liquidate all or any portion of such Collateral (or any other collateral securing the Senior Secured Obligations), in any manner that would maximize the return to the Noteholder

Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by Noteholder Secured Parties from such realization, sale, disposition or liquidation.
     (d) The Notes Collateral Agent and Security Trustee, for itself and on behalf of the other Noteholder Secured Parties, agrees no Revolving Facility Secured Party shall have any liability to the Notes Collateral Agent and Security Trustee or any other Noteholder Secured Party, and hereby waives any claim against any Revolving Facility Secured Party, arising out of any and all actions which the Collateral Agent and Security Trustee or any other Revolving Facility Secured Party may take or permit or omit to take with respect to (i) the Revolving Facility Documents (other than this Intercreditor Agreement), (ii) the collection of the Revolving Credit Obligations, (iii) the maintenance of, the preservation of, the foreclosure upon or the Disposition of any Collateral, (iv) any election by the Collateral Agent and Security Trustee or any Revolving Facility Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (v) any borrowing of, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code to, Holdings or any of its subsidiaries, as debtor-in-possession.
ARTICLE IX
MISCELLANEOUS.
          SECTION 9.01. Obligations Absolute. The Lien priorities provided for herein and the respective rights, interests, agreements and obligations hereunder of the Collateral Agent and Security Trustee and the other Revolving Facility Secured Parties and the Notes Collateral Agent and Security Trustee and the other Noteholder Secured Parties shall remain in full force and effect irrespective of:
     (a) any lack of validity or enforceability of any Debt Document;
     (b) any change in the time, place or manner of payment of, or in any other term of (including, subject to the limitations set forth in Section 7.01(a), the Refinancing of), all or any portion of the Revolving Credit Obligations, it being specifically acknowledged that a portion of the Revolving Credit Obligations consists or may consist of indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed;
     (c) any change in the time, place or manner of payment of, or, subject to the limitations set forth in Section 7.01(a), in any other term of, all or any portion of the Revolving Credit Obligations;
     (d) any amendment, waiver or other modification, whether by course of conduct or otherwise, of any Debt Document;
     (e) the securing of any Revolving Credit Obligations or Noteholder Obligations with any additional collateral or Guarantees, or any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral or any release of any Guarantee securing any Revolving Credit Obligations or Noteholder Obligations;

     (f) any Insolvency Proceeding; or
     (g) any other circumstances that otherwise might constitute a defense available to, or a discharge of, ACL or any other Grantor in respect of the Revolving Credit Obligations, the Noteholder Obligations or this Intercreditor Agreement.
          SECTION 9.02. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:
     (a) if to the Collateral Agent and Security Trustee, to it at:
Bank of America, N.A.
135 South LaSalle, Suite 465
Chicago, Illinois 60603
Attention: Peter M. Walther
Telecopy No.: (312)904-7190;
     (b) if to the Notes Collateral Agent and Security Trustee or the Trustee, to it at:
The Bank of New York Mellon Trust Company, N.A.
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602
Attention: Corporate Trust Administration
Telecopy No.: (312) 827-8542;
     (c) if to Holdings, to it at:
Commercial Barge Line Company
1701 East Market Street
Jeffersonville, Indiana 47130
Attention: General Counsel
Telecopy No.: 812 288-0294; and
     (d) if to any other Grantor, to it in care of Holdings as provided in clause (c) above.
     Any party hereto may change its address or fax number for notices and other communications hereunder by notice to the other parties hereto (and for this purpose a notice to ACL shall be deemed to be a notice to each Grantor). All notices and other communications given to any party hereto in accordance with the provisions of this Intercreditor Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day (in all other cases) if delivered by hand or overnight courier service or sent by fax or on the date five (5) Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.02 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.02. As agreed to among ACL, the Trustee, the Notes Collateral Agent and Security Trustee and the Collateral Agent and Security Trustee from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person.
          SECTION 9.03. Conflicts. In the event of any conflict or inconsistency between the provisions of this Intercreditor Agreement and the provisions of the other Debt Documents, the provisions of this Intercreditor Agreement shall control; provided, however, that if any of the provisions of the Noteholder Security Documents limits, qualifies or conflicts with the duties imposed by the provisions of the TIA, the TIA shall control.
          SECTION 9.04. Effectiveness; Survival. This Intercreditor Agreement shall become effective when executed and delivered by the parties hereto. All covenants, agreements, representations and warranties made by any party in this Intercreditor Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Intercreditor Agreement. The terms of this Intercreditor Agreement shall survive, and shall continue in full force and effect, in any Insolvency Proceeding. Each Representative, for itself and on behalf of the other respective Secured Parties, hereby waives any and all rights such Representative may now or hereafter have under applicable law to revoke this Intercreditor Agreement or any of the provisions of this Intercreditor Agreement.
          SECTION 9.05. Severability. Any provision of this Intercreditor Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 9.06. Amendments; Waivers.
     (a) No failure or delay on the part of any party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Intercreditor Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by clause (b) of this Section 9.06, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other further notice or demand in similar or other circumstances.
     (b) Subject to clause (c) below, neither this Intercreditor Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Grantors, the Collateral Agent and Security Trustee and the Notes Collateral Agent and Security Trustee; provided, that (i) this Intercreditor Agreement may be amended from time to time as provided in Section 7.01 and (ii) the Collateral

Agent and Security Trustee may, without the written consent of any other party hereto, modify this Intercreditor Agreement for the purpose of securing additional extension of credit (including pursuant to the Credit Agreement or any Refinancing or extension thereof) and adding new creditors as “Revolving Facility Secured Parties” hereunder, so long as such extension of credit (and resulting additions) do not otherwise give rise to a violation of the express terms of the Indenture or this Intercreditor Agreement.
     (c) Notwithstanding the foregoing or anything else in this Intercreditor Agreement to the contrary, no Grantor shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Intercreditor Agreement except to the extent its rights, interests, liabilities, obligations or privileges are directly affected.
          SECTION 9.07. Consent of Grantors. Each Grantor hereby consents to the provisions of this Intercreditor Agreement and the intercreditor arrangements provided for herein and agrees that the obligations of the Grantors under the Security Documents will in no way be diminished or otherwise affected by such provisions or arrangements (except as expressly provided herein).
          SECTION 9.08. Applicable Law; Jurisdiction; Consent to Service of Process.
     (a) THIS INTERCREDITOR AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
     (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Intercreditor Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
     (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Intercreditor Agreement in any court referred to in clause (b) of this Section. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
     (d) Each party to this Intercreditor Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.02. Nothing in this Intercreditor Agreement will affect the right of any party to this Intercreditor Agreement to serve process in any other manner permitted by law.

          SECTION 9.09. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS INTERCREDITOR AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS INTERCREDITOR AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.09.
          SECTION 9.10. Parties in Interest. This Intercreditor Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Revolving Facility Secured Parties and Noteholder Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Intercreditor Agreement. No other Person shall have or be entitled to assert rights or benefits hereunder.
          SECTION 9.11. Specific Performance. Each Representative may demand specific performance of this Intercreditor Agreement and, on behalf of itself and the respective other Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action which may be brought by the respective Secured Parties.
          SECTION 9.12. Headings. Article, Section and Annex headings used herein and the Table of Contents hereto are for convenience of reference only, are not part of this Intercreditor Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Intercreditor Agreement.
          SECTION 9.13. Counterparts. This Intercreditor Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 9.04. Delivery of an executed signature page to this Intercreditor Agreement by facsimile transmission or other electronic means shall be as effective as delivery of a manually signed counterpart of this Intercreditor Agreement.
          SECTION 9.14. Provisions Solely to Define Relative Rights. The provisions of this Intercreditor Agreement are and are intended solely for the purpose of defining the relative rights of the Revolving Facility Secured Parties, on the one hand, and the Noteholder Secured Parties, on the other hand. None of ACL, any other Grantor or any other creditor thereof shall have any rights or obligations, except as expressly provided in this Intercreditor Agreement, and no such other creditor thereof may rely on the terms hereof; provided, however, that ACL and the other Grantors shall in any event be entitled to the benefits of Sections 3.04, 3.05, 3.06, 5.01, 5.02 and 7.02. Nothing in this Intercreditor Agreement is intended to or shall impair the obligations of ACL or any other Grantor, which are absolute and unconditional, to pay the

Revolving Credit Obligations and the Noteholder Obligations as and when the same shall become due and payable in accordance with their terms.
          SECTION 9.15. Joinder Requirements. The Notes Collateral Agent and Security Trustee and each Additional Pari Passu Agent, without the consent of any other Revolving Facility Secured Party or Noteholder Secured Party, may designate additional obligations as Permitted Additional Pari Passu Obligations if the incurrence of such obligations is permitted under each of the Revolving Facility Documents, the Noteholder Security Documents and this Agreement. If so permitted, as a condition precedent to the effectiveness of such designation, the administrative agent or trustee and collateral agent for such Permitted Additional Pari Passu Obligations shall execute and deliver to the Collateral Agent and Security Trustee, the Notes Collateral Agent and Security Trustee and each Additional Pari Passu Agent a joinder agreement to this Agreement in form and substance reasonably satisfactory to the Collateral Agent and Security Trustee. Notwithstanding anything to the contrary set forth in this Section 9.15 or in Section 9.06 hereof, the Collateral Agent and Security Trustee, the Notes Collateral Agent and Security Trustee and each Additional Pari Passu Agent, without the consent of any other Revolving Facility Secured Party or Noteholder Secured Party, may in their discretion enter into a supplemental agreement (which make take the form of an amendment and restatement of this Agreement) to facilitate the designation of such additional obligations as Permitted Additional Pari Passu Obligations.
          SECTION 9.16. Incorporation by Reference. In connection with its execution and performance hereunder, the Trustee and Notes Collateral Agent and Security Trustee shall be entitled to the rights, privileges, protections, immunities, benefits and indemnities provided to it by the Borrowers, as applicable, under the Indenture and Noteholder Security Agreement respectively. In connection with its execution and performance hereunder, the Collateral Agent and Security Trustee shall be entitled to the rights, privileges, protections, immunities, benefits and indemnities provided to it by the Borrowers it under the Credit Agreement and Revolving Facility Security Agreement respectively.
[Remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A., as Collateral Agent and Security Trustee
By:	/s/ Steven Blumberg
	Name:	Steven Blumberg
Title Vice President

STATE Of NEW YORK	)
	)	SS:
COUNTY NEW YORK	)
     The foregoing Intercreditor Agreement was acknowledged before me this 3rd day of July, 2009, by Steven Blumberg, as VP of BANK OF AMERICA, N.A., a national banking association, as Collateral Agent, described in and which executed the foregoing instrument; that he/she signed his/her name thereto pursuant to authority granted to her/him by the Board of Directors of said national banking association.

/s/ Harris J. Diamond
NOTARY PUBLIC
Printed Name:
My Commission Expires:

HARRIS J. DIAMOND
NOTARY PUBLIC — STATE OF NEW YORK
NO. 02DI6071473
QUALIFIED IN NEW YORK COUNTY
MY COMMISSION EXPIRES MARCH 18, 2010
[Signature Page to Intercreditor Agreement
(Bank of America, N.A.)]

          IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Notes Collateral Agent and Security Trustee
By:	/s/ D. G. Donovan
	Name:	D. G. Donovan
	Title:	Vice President

STATE OF ILLNOIS	)
	)	SS:
COUNTY OF COOK	)
     The foregoing Intercreditor Agreement was acknowledged before me this 7th day of July, 2009, by D.G. Donovan , as Vice President of THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as Notes Collateral Agent and Security Trustee, described in and which executed the foregoing instrument; that he/she signed his/her name thereto pursuant to authority granted to her/him by the Board of Directors of said national banking association..

/s/ Robert Cafarelli
NOTARY PUBLIC
Printed Name: Robert Cafarelli My Commission Expires: 11/15/11

[Signatures continued on next page]
[Signature Page to Intercreditor Agreement
(The Bank of New York Mellon Trust Company, N.A.)]

     Each of the undersigned acknowledges the terms of and consents to the foregoing Intercreditor Agreement:

COMMERCIAL BARGE LINE COMPANY
By:	/s/ Dawn R. Landry
	Name:	Dawn R. Landry
	Title:	Vice President and Secretary

AMERICAN COMMERCIAL LINES LLC
By:	/s/ Dawn R. Landry
	Name:	Dawn R. Landry
	Title:	Vice President and Secretary

ACL TRANSPORTATION SERVICES LLC
By:	/s/ Dawn R. Landry
	Name:	Dawn R. Landry
	Title:	Vice President and Secretary

JEFFBOAT LLC
By:	/s/ Dawn R. Landry
	Name:	Dawn R. Landry
	Title:	Vice President and Secretary

[Signatures continued on next page]

AMERICAN COMMERCIAL LINES INC.
By:	/s/ Dawn R. Landry
	Name:	Dawn R. Landry
	Title:	Senior Vice President, General Counsel and Corporate Secretary

MASTER ACKNOWLEDGMENT

STATE OF INDIANA	)
	)	SS:
COUNTY OF CLARK	)
     The foregoing instrument was acknowledged before me this 7th day of July, 2009, by Dawn R. Landry, as Vice President and Secretary of (i) COMMERCIAL BARGE LINE COMPANY, a Delaware corporation, (ii) AMERICAN COMMERCIAL LINES LLC, a Delaware limited liability company, (iii) ACL TRANSPORTATION SERVICES LLC, a Delaware limited liability company and (iv) JEFFBOAT LLC, a Delaware limited liability company, and as Senior Vice President, General Counsel and Corporate Secretary of AMERICAN COMMERCIAL LINES INC., a Delaware corporation, on behalf of each of the foregoing parties.

/s/ Gaye Decker
NOTARY PUBLIC
Printed Name: Gaye Decker
My Commission Expires:	Jan 17, 2016

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC

	Vessel Name	Official No.	Terminal No.

1	RICHARD A BAKER	580067	0067
2	WALLY ROLLER	560135	0135
3	J. W. HERSHEY	500160	0160
4	JEFFBOAT	640345	0345
5	VECTURIAN	680357	0357
6	ANITA DOMINO	540391	0391
7	AARON CHARLES MCKINNEY	650496	0496
8	R H ONEILL	570554	0554
9	ELIZABETH DEWEY	980668	0668
10	TROJAN WARRIOR	570738	0738
11	CAPT. DONALD CREPPEL	630902	0902
12	SLIDELL	500965	0965
13	BILL CARNEAL	610971	0971
14	DONALD E. CLARK	621035	1035
15	MIKE CHARLEVILLE	631078	1078
16	WARREN W. HINES	651210	1210
17	MISS KAE-D	581300	1300
18	JAMES ERMER	641398	1398
19	AL WEAVER	551557	1557
20	SUNFLOWER	551589	1589
21	JAMES G. HINES	561613	1613
22	JOSEPH M. HAMILTON	571622	1622
23	DERRELLL MCKINNEY	641632	1632
24	JUDI	641764	1764
25	FRANK HAENDIGES	551830	1830
26	LEWIS A. ENLOW	561873	1873
27	RON SHANKIN	562078	2078
28	DELMAR JAEGER	582087	2087
29	LOYD MURPHY	552330	2330
30	MARVIN E. NORMAN	612604	2604
31	BOB STITH	642652	2652
32	PAM D	512698	2698
33	A.A. MCKINNEY	292775	2775
34	M/V JAMES W BUKY	582892	2892
35	WENDY L	652922	2922
36	LAURA MCKINNEY	582933	2933
37	SONNY IVEY	572994	2994
38	FLOYD H. BLASKE	503329	3329
39	LARRY Y. STRAIN	623460	3460
40	DENNIS HENDRIX	583466	3466
41	MISS BOBBIE FUGIT	553499	3499
42	BILL ELMER	533705	3705

ACL Self-Propelled Vessels	Page 1 of 3

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC

	Vessel Name	Official No.	Terminal No.

43	REGINA ANN	623859	3859
44	DELL BUTCHER	503877	3877
45	JAMES E. NIVIN	564006	4006
46	TOM BEHRINGER	584006	4006
47	ROBERT SHELTON	644041	4041
48	EVAN WHARTON	554249	4249
49	SHANNON HOLSTON	554289	4289
50	JANE G. HUFFMAN	564321	4321
51	NORTH SHORE	614387	4387
52	DEL WILKINS	624582	4582
53	W. J. BARTA	554601	4601
54	NORB WHITLOCK	554602	4602
55	DE LA SALLE	614608	4608
56	THRUSTON B. MORTON	594624	4624
57	TATER BUG	544649	4649
58	ED	634667	4667
59	JACK D. WOFFORD	504813	4813
60	WILLIAM L. KLUNK	504892	4892
61	NORMANIA	545007	5007
62	HARRY M. MACK	565154	5154
63	SUE ELLEN	615166	5166
64	WILLIAM J. WEBER	575251	5251
65	ORLEANIAN	535492	5492
66	TENNESSEE MERCHANT	685581	5581
67	CHARLES M	625777	5777
68	FRANK RADER	535940	5940
69	CHERYL DOBARD	555976	5976
70	GENE HERDE	576108	6108
71	TANYA MCKINNEY	626240	6240
72	HUGH C. BLASKE	296245	6245
73	BUTCH BARRAS	646544	6544
74	KEVIN FLOWERS	546614	6614
75	RUSTY BARRILLEAUX	566622	6622
76	WASHINGTON	516632	6632
77	TOM FRAZIER	606669	6669
78	DON FILE	556838	6838
79	WAYNE P. LAGRANGE	626849	6849
80	MARK G. ARON	646853	6853
81	SHEILA JOHNSON	566984	6984
82	W. T. TOUTANT	637070	7070
83	SANDRA NODURFT	287108	7108
84	WILBUR MILLS	537294	7294

ACL Self-Propelled Vessels	Page 2 of 3

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC

	Vessel Name	Official No.	Terminal No.

85	TED W. EWING	637374	7374
86	LENWARD STEPHENS	577475	7475
87	ROBERT A. KNOKE	567698	7698
88	AL PANNIER	277814	7814
89	CAROL P	978046	8046
90	J. RUSSELL FLOWERS	568139	8139
91	BOB KOCH	598151	8151
92	LEXINGTON	508204	8204
93	BATON ROUGE	578268	8268
94	CLYDE BUTCHER	298357	8357
95	R. W. NAYE	518412	8412
96	JOE BOBZIEN	588466	8466
97	JAMES E. PHILPOTT	568630	8630
98	CHARLES E PETERS	528740	8740
99	L. J. SULLIVAN	578740	8740
100	NAN	628776	8776
101	SARAH ELIZABETH	518938	8938
102	CINDY CELESTE	979002	9002
103	WARREN MCKINNEY	629017	9017
104	CHARLES F. DETMAR JR.	539034	9034
105	W. A. KERNAN	559099	9099
106	LADY GRACE II	529112	9112
107	SUE HOLSTON	569175	9175
108	ANDREW CANNAVA	579562	9562
109	WILLIAM C. NORMAN	649605	9605
110	CHRISTIAN BRINKOP	659639	9639
111	EDDIE TOUCHETTE	549972	9972
112	CARL CANNON	619976	9976
113	ROBERT GREENE	619977	9977

ACL Self-Propelled Vessels	Page 3 of 3

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1	CHEM 254	1070021	0021
2	CHEM 255	1070022	0022
3	CHEM 256	1070023	0023
4	TA 2001	630049	0049
5	HINES 434	630051	0051
6	CHEM 92	520084	0084
7	CHEM 93	520085	0085
8	CHEM 3702	1200107	107
9	CHEM 297	1200112	112
10	CHEM 298	1200120	120
11	CHEM 299	1200121	121
12	CHEM 801	1200125	125
13	CHEM 702	1200127	127
14	CHEM 704	1200128	128
15	ACBL 3135	630130	0130
16	CHEM 705	1200130	130
17	ACBL 3136	630131	0131
18	CHEM 703	1200131	131
19	ACBL 3137	630132	0132
20	CHEM 701	1200132	132
21	ACBL 3138	630133	0133
22	ACBL 3139	630134	0134
23	ACBL 3140	630135	0135
24	CHEM 800	1200135	135
25	ACBL 3141	630136	0136
26	ACBL 3142	630137	0137
27	ACBL 3143	630138	0138
28	ACBL 3144	630139	0139
29	TTBL 4032	630143	0143
30	TTBL 4034	630145	0145
31	TTBL 4035	630146	0146
32	TTBL 4037	630148	0148
33	TTBL 4039	630150	0150
34	TTBL 4044	630155	0155
35	CHEM 95	520159	0159
36	SCNO 7703B	580206	0206
37	SCNO 7710B	580213	0213
38	SCNO 7716B	580219	0219
39	SCNO 7718B	580221	0221
40	SCN0 7719B	580222	0222
41	CHEM 276	1170224	224
42	CHEM 277	1170225	0225

ACL Barges	Page 1 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
43	CHEM 96	520228	0228
44	CHEM 97	520229	0229
45	CHEM 250	1020251	0251
46	CHEM 251	1020252	0252
47	CHEM 252	1020253	0253
48	N.M.S. NO. 1481	600253	0253
49	CHEM 253	1020254	0254
50	ACBL 2078	640255	0255
51	N.M.S. NO. 1483	600255	0255
52	ACBL 2079	640256	0256
53	N.M.S. NO. 1510	600256	0256
54	ACBL 2080	640257	0257
55	N.M.S. NO. 1511	600257	0257
56	ACBL 2084	640261	0261
57	ACBL 2086	640263	0263
58	ACBL 2089	640266	0266
59	ACBL 2091	640268	0268
60	ACBL 2093	640270	0270
61	ACBL 2098	640275	0275
62	ACBL 2099	640276	0276
63	ACBL 2100	640277	0277
64	M/G-T 1	1030279	0279
65	M/G-T 2	1030280	0280
66	M/G-T 3	1030281	0281
67	M/G-T 4	1030282	0282
68	M/G-T 5	1030283	0283
69	M/G-T 6	1030284	0284
70	M/G-T 7	1030285	0285
71	M/G-T 8	1030286	0286
72	M/G-T 9	1030287	0287
73	M/G-T 10	1030288	0288
74	CHEM 200	500309	0309
75	CHEM 201	500310	0310
76	CHEM 202	500311	0311
77	CHEM 203	500312	0312
78	CHEM 204	500313	0313
79	CHEM 205	500314	0314
80	ACBL 4339	620315	0315
81	CHEM 206	500315	0315
82	CHEM 208	500317	0317
83	603	920332	0332
84	965	920348	0348

ACL Barges	Page 2 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
85	966	920349	0349
86	CHEM 1105	920350	0350
87	CHEM 1101	920351	0351
88	969	920352	0352
89	ACBL 427	640352	0352
90	970	920353	0353
91	ACBL 424	640353	0353
92	CHEM 1107	920354	0354
93	972	920355	0355
94	CHEM 151	960355	0355
95	CHEM 152	960356	0356
96	NM 979	920356	0356
97	CHEM 153	960357	0357
98	1307	920359	0359
99	CHEM 154	960360	0360
100	1315	920367	0367
101	627	920380	0380
102	629	920382	0382
103	632	920385	0385
104	633	920386	0386
105	WTT 1008	630386	0386
106	634	920387	0387
107	ACL 9700B	1050421	0421
108	ACL 9701B	1050422	0422
109	ACL 9702B	1050423	0423
110	ACL 9703B	1050424	0424
111	CHEM 145	630424	0424
112	ACL 9704B	1050425	0425
113	ACL 9705B	1050426	0426
114	ACL 9706B	1050427	0427
115	ACBL 1831	580431	0431
116	ACBL 1833	580433	0433
117	ACBL 1836	580436	0436
118	ACBL 3000	580437	0437
119	ACBL 3004	580441	0441
120	ACBL 3007	580444	0444
121	NM 978	590445	0445
122	ACBL 4152	630471	0471
123	ACL 9500B	1030477	0477
124	ACL 9501B	1030478	0478
125	ACL 9502B	1030479	0479
126	ACL 9503B	1030480	0480

ACL Barges	Page 3 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
127	ACL 9504B	1030481	0481
128	ACL 9505B	1030482	0482
129	ACL 9506B	1030483	0483
130	ACL 9507B	1030484	0484
131	ACL 9508B	1030485	0485
132	ACL 9509B	1030486	0486
133	VL 7701	580501	0501
134	VL 7702	580502	0502
135	ACBL 4214	600507	0507
136	ACBL 4219	600512	0512
137	ACBL 4222	600515	0515
138	NL 264	550526	0526
139	ACBL 4325	630542	0542
140	ACL 01167	1120550	0550
141	ACL 01168	1120551	0551
142	ACL 01169	1120552	0552
143	CHEM 179	1050557	0557
144	RF 811	580599	0599
145	ACL 9971B	1090631	0631
146	ACL 9972B	1090632	0632
147	ACL 9973B	1090633	0633
148	ACL 9974B	1090634	0634
149	ACL 9975B	1090635	0635
150	ACBL 3145	630711	0711
151	ACBL 3146	630712	0712
152	ACBL 3148	630714	0714
153	ACBL 3149	630715	0715
154	VL 7801	600715	0715
155	ACBL 3150	630716	0716
156	ACBL 3151	630717	0717
157	ACBL 3152	630718	0718
158	ACBL 3153	630719	0719
159	ACBL 3154	630720	0720
160	ACBL 1384	580731	0731
161	ACBL 1385	580732	0732
162	ACBL 1386	580733	0733
163	CHEM 1700	550733	0733
164	4630	550734	0734
165	ACBL 1388	580735	0735
166	CHEM 1601	550735	0735
167	ACBL 1389	580736	0736
168	LCD 4931	550736	0736

ACL Barges	Page 4 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
169	942	550738	0738
170	ACBL 1391	580738	0738
171	943	550739	0739
172	ACBL 1392	580739	0739
173	ACBL 1393	580740	0740
174	ACBL 1394	580741	0741
175	ACBL 1395	580742	0742
176	DM 2573	550742	0742
177	ACBL 1396	580743	0743
178	ACBL 1397	580744	0744
179	DM 2577	550744	0744
180	ACBL 3010	580745	0745
181	NL 134	600745	0745
182	ACBL 3012	580747	0747
183	ACBL 3013	580748	0748
184	ACBL 3015	580750	0750
185	ACBL 3016	580751	0751
186	ACBL 3019	580754	0754
187	ACBL 3020	580755	0755
188	1848	550758	0758
189	ACBL 3024	580759	0759
190	ACL 9510B	1030794	0794
191	ACL 9511B	1030795	0795
192	ACL 9512B	1030796	0796
193	ACL 9513B	1030810	0810
194	ACL 9514B	1030811	0811
195	ACL 9515B	1030812	0812
196	ACL 9516B	1030813	0813
197	SE 1	1030815	0815
198	ED 1	1030817	0817
199	CHEM 176	1040819	0819
200	ACBL 4329	640823	0823
201	ACBL 4330	640824	0824
202	ACBL 4340	640825	0825
203	ACBL 4341	640826	0826
204	TTBL 4006	600834	0834
205	V 014 B	510852	0852
206	V 017 B	510855	0855
207	ACBL 3265	970864	0864
208	ACBL 3266	970865	0865
209	ACBL 3267	970866	0866
210	ACBL 3268	970867	0867

ACL Barges	Page 5 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
211	ACBL 3269	970868	0868
212	ACL 07115	1200896	896
213	ACL 07116	1200897	897
214	ACL 07117	1200898	898
215	ACL 07118	1200899	899
216	ACL 07119	1200900	900
217	ACL 07200	1200901	901
218	ACL 07201	1200902	902
219	ACL 07202	1200903	903
220	ACL 07203	1200904	904
221	ACL 07204	1200905	905
222	ACL 07205	1200906	906
223	ACL 07206	1200907	907
224	ACL 07207	1200908	908
225	ACL 07208	1200909	909
226	ACL 07209	1200910	910
227	ACL 07600	1200911	911
228	ACL 07601	1200912	912
229	ACL 07602	1200913	913
230	ACL 07603	1200914	914
231	ACL 07604	1200915	915
232	ACL 07605	1200916	916
233	ACL 07606	1200917	917
234	ACL 07607	1200918	918
235	ACL 07608	1200919	919
236	ACL 07609	1200920	920
237	ACL 07610	1200921	921
238	ACL 07611	1200922	922
239	ACL 07612	1200923	923
240	ACL 07613	1200924	924
241	ACL 07614	1200925	925
242	ACL 07615	1200926	926
243	ACL 07616	1200927	927
244	ACL 07617	1200928	928
245	ACL 07618	1200929	929
246	ACL 07619	1200930	930
247	ACBL 300	641005	1005
248	ACBL 307	641006	1006
249	ACBL 305	641008	1008
250	ATC 906	631017	1017
251	ATC 908	631019	1019
252	ATC 909	631020	1020

ACL Barges	Page 6 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
253	ATC 910	631021	1021
254	ACBL 4326	631041	1041
255	VLX 7734	581055	1055
256	SCC 800	951057	1057
257	VLX 7736	581057	1057
258	SCC 801	951058	1058
259	VLX 7740	581061	1061
260	VLX 7744	581065	1065
261	VLX 7745	581066	1066
262	VLX 7749	581070	1070
263	ACBL 5010	621119	1119
264	ACBL 5011	621120	1120
265	ACBL 5012	621121	1121
266	ACBL 5013	621122	1122
267	ACBL 5014	621123	1123
268	ACBL 5015	621124	1124
269	ACBL 5016	621125	1125
270	ACBL 5017	621126	1126
271	ACBL 5018	621127	1127
272	ACBL 5019	621128	1128
273	ACBL 5020	621129	1129
274	ACBL 5021	621130	1130
275	ACBL 5023	621132	1132
276	ACBL 5024	621133	1133
277	ACBL 6018	621134	1134
278	ACBL 6019	621135	1135
279	ACL 97004	1051135	1135
280	ACL 97005	1051136	1136
281	ACBL 6021	621137	1137
282	ACL 97006	1051137	1137
283	ACBL 6022	621138	1138
284	ACL 97007	1051138	1138
285	ACBL 6023	621139	1139
286	ACL 97008	1051139	1139
287	ACBL 6024	621140	1140
288	ACL 97009	1051140	1140
289	ACL 9707B	1051141	1141
290	ACBL 6026	621142	1142
291	ACL 9708B	1051142	1142
292	ACBL 6027	621143	1143
293	ACL 9709B	1051143	1143
294	ACBL 6028	621144	1144

ACL Barges	Page 7 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
295	ACL 9710B	1051144	1144
296	ACBL 6029	621145	1145
297	ACL 9711B	1051145	1145
298	ACBL 6030	621146	1146
299	ACL 9712B	1051146	1146
300	ACBL 6031	621147	1147
301	ACL 9713B	1051147	1147
302	ACBL 6032	621148	1148
303	ACL 9714B	1051148	1148
304	ACBL 6033	621149	1149
305	ACL 9715B	1051149	1149
306	ACBL 6034	621150	1150
307	ACL 9716B	1051150	1150
308	ACBL 6035	621151	1151
309	ACBL 6036	621152	1152
310	HINES 403 B	631152	1152
311	ACBL 6037	621153	1153
312	ACBL 6038	621154	1154
313	ACBL 6039	621155	1155
314	ACBL 6040	621156	1156
315	ACBL 6042	621158	1158
316	ACBL 6043	621159	1159
317	ACBL 6044	621160	1160
318	ACBL 6045	621161	1161
319	ACBL 6046	621162	1162
320	ACBL 6047	621163	1163
321	ACBL 6048	621164	1164
322	ACBL 6049	621165	1165
323	VL 7751	581201	1201
324	VL 7755	581205	1205
325	CHEM 257	1071207	1207
326	VL 7757	581207	1207
327	CHEM 258	1071208	1208
328	VL 7758	581208	1208
329	CHEM 259	1071209	1209
330	VL 7759	581209	1209
331	VL 7766	581216	1216
332	VL 7767	581217	1217
333	VL 7774	581224	1224
334	VL 7775	581225	1225
335	VL 7787	581237	1237
336	ACBL 2711	521239	1239

ACL Barges	Page 8 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
337	ACBL 325X	601300	1300
338	ACBL 326X	601301	1301
339	ACBL 327X	601302	1302
340	ACBL 328X	601303	1303
341	ACBL 329X	601304	1304
342	ACBL 330X	601305	1305
343	N.M.S. NO. 1408	591305	1305
344	ACBL 331X	601306	1306
345	N.M.S. NO. 1409	591306	1306
346	ACBL 333X	601308	1308
347	ACBL 334X	601309	1309
348	HINES 425B	961310	1310
349	ACBL 1840	601380	1380
350	ACBL 1841	601381	1381
351	ACBL 1842	601382	1382
352	ACBL 1843	601383	1383
353	ACBL 1844	601384	1384
354	ACBL 1845	601385	1385
355	ACBL 1846	601386	1386
356	ACBL 1847	601387	1387
357	ACBL 1848	601388	1388
358	ACL 9993B	1091403	1403
359	ACL 9994B	1091404	1404
360	ACL 9995B	1091405	1405
361	TPC 346	601441	1441
362	SCNO 7903	601463	1463
363	SCNO 7906	601466	1466
364	SCNO 7914	601474	1474
365	SCNO 7922B	601482	1482
366	SCNO 7923B	601483	1483
367	SCNO 7924B	601484	1484
368	SCNO 7925B	601485	1485
369	SCNO 7926B	601486	1486
370	SCNO 7927B	601487	1487
371	SCNO 7929B	601489	1489
372	SCNO 7930B	601490	1490
373	SCNO 7932B	601492	1492
374	SCNO 7933B	601493	1493
375	SCNO 7934B	601494	1494
376	SCNO 7935B	601495	1495
377	DM 3001	641538	1538
378	DM 3003	641540	1540

ACL Barges	Page 9 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
379	DM 3006	641543	1543
380	DM 3007	641544	1544
381	DM 3008	641545	1545
382	DM 3009	641546	1546
383	DM 3010	641547	1547
384	DM 3011	641548	1548
385	DM 3012	641549	1549
386	DM 3013	641550	1550
387	DM 3014	641551	1551
388	DM 3015	641552	1552
389	DM 3016	641553	1553
390	DM 3017	641554	1554
391	DM 3018	641555	1555
392	DM 3019	641556	1556
393	DM 3020	641557	1557
394	DM 3021	641558	1558
395	DM 3022	641559	1559
396	DM 3023	641560	1560
397	DM 3024	641561	1561
398	DM 3025	641562	1562
399	DM 3027	641564	1564
400	ACBL 402	631566	1566
401	DM 3029	641566	1566
402	ACBL 403	631567	1567
403	DM 3030	641567	1567
404	DM 3031	641568	1568
405	DM 3032	641569	1569
406	DM 3033	641570	1570
407	DM 3034	641571	1571
408	ACBL 408	631572	1572
409	DM 3035	641572	1572
410	DM 3037	641574	1574
411	DM 3038	641575	1575
412	DM 3039	641576	1576
413	DM 3040	641577	1577
414	ACBL 4132	631581	1581
415	ACBL 4133	631582	1582
416	ACBL 4346	631586	1586
417	ACBL 4147	631587	1587
418	ACBL 4148	631588	1588
419	ACBL 4347	631589	1589
420	ACBL 4149	631590	1590

ACL Barges	Page 10 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
421	CCT 007	571597	1597
422	CCT 13	571603	1603
423	WTT 801	631618	1618
424	WTT 802	631619	1619
425	WTT 803	631620	1620
426	WTT 805	631622	1622
427	WTT 807	631624	1624
428	WTT 808	631625	1625
429	WTT 809	631626	1626
430	WTT 810	631627	1627
431	WTT 811	631628	1628
432	WTT 812	631629	1629
433	WTT 813	631630	1630
434	WTT 814	631631	1631
435	WTT 815	631632	1632
436	WTT 816	631633	1633
437	WTT 817	631634	1634
438	WTT 818	631635	1635
439	WTT 820	631637	1637
440	WTT 821	631638	1638
441	WTT 823	631640	1640
442	WTT 824	631641	1641
443	WTT 825	631642	1642
444	WTT 826	631643	1643
445	WTT 827	631644	1644
446	WTT 829	631646	1646
447	WTT 833	631650	1650
448	WTT 834	631651	1651
449	WTT 835	631652	1652
450	WTT 836	631653	1653
451	WTT 837	631654	1654
452	WTT 838	631655	1655
453	WTT 839	631656	1656
454	WTT 841	631658	1658
455	WTT 842	631659	1659
456	WTT 843	631660	1660
457	WTT 844	631661	1661
458	WTT 845	631662	1662
459	WTT 846	631663	1663
460	WTT 847	631664	1664
461	WTT 848	631665	1665
462	CHEM 155	981666	1666

ACL Barges	Page 11 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
463	WTT 849	631666	1666
464	WTT 850	631667	1667
465	ACBL 4300	631669	1669
466	ACBL 4301	631670	1670
467	TA 2004B	631673	1673
468	TA 2008B	631677	1677
469	CCT 189	621684	1684
470	CCT 190	621685	1685
471	CCT 193	621688	1688
472	CCT 282	641692	1692
473	CCT 283	641693	1693
474	CCT 284	641694	1694
475	ACL 01163	1121695	1695
476	CCT 285	641695	1695
477	ACL 01164	1121696	1696
478	CCT 286	641696	1696
479	ACL 01165	1121697	1697
480	ACL 01166	1121698	1698
481	ACL 01170	1121699	1699
482	ACL 01171	1121700	1700
483	ACL 01172	1121701	1701
484	ACL 01173	1121702	1702
485	ACL 01174	1121703	1703
486	ACL 01175	1121704	1704
487	ACL 01176	1121705	1705
488	ACL 01177	1121706	1706
489	ACL 01178	1121707	1707
490	ACL 01179	1121708	1708
491	ACL 01180	1121709	1709
492	ACL 01181	1121710	1710
493	ACL 01182	1121711	1711
494	ACL 01183	1121712	1712
495	ACL 01184	1121713	1713
496	ACL 01185	1121714	1714
497	HINES 436	661714	1714
498	ACL 01186	1121715	1715
499	ACL 01187	1121716	1716
500	ACL 01188	1121717	1717
501	ACL 01189	1121718	1718
502	ACL 01190	1121719	1719
503	ACL 01191	1121720	1720
504	ACL 01192	1121721	1721

ACL Barges	Page 12 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
505	ACL 01193	1121722	1722
506	ACL 01194	1121723	1723
507	ACL 01195	1121724	1724
508	ACL 01196	1121725	1725
509	ACL 01197	1121726	1726
510	ACL 01198	1121727	1727
511	ACL 01199	1121728	1728
512	ACL 01700	1121729	1729
513	ACL 01701	1121730	1730
514	ACL 01702	1121731	1731
515	ACL 01703	1121732	1732
516	ACL 01704	1121733	1733
517	ACL 01705	1121734	1734
518	ACL 01706	1121735	1735
519	ACL 01707	1121736	1736
520	ACL 01708	1121737	1737
521	ACL 01709	1121738	1738
522	ACL 01710	1121739	1739
523	ACL 01711	1121740	1740
524	ACL 01712	1121741	1741
525	ACL 01713	1121742	1742
526	ACL 01714	1121743	1743
527	ACL 01715	1121744	1744
528	ACL 01716	1121745	1745
529	ACL 01717	1121746	1746
530	ACL 01718	1121747	1747
531	ACL 01719	1121748	1748
532	ACL 01720	1121749	1749
533	ACL 01721	1121750	1750
534	ACL 01722	1121751	1751
535	ACL 01723	1121752	1752
536	ACL 01724	1121753	1753
537	ACBL 4302	631794	1794
538	ACBL 4303	631795	1795
539	ACBL 4343	631858	1858
540	ACBL 4344	631859	1859
541	DM 1302	531867	1867
542	ACBL 4209	621879	1879
543	ACBL 4245	621883	1883
544	CHEM 300	511889	1889
545	CHEM 302	511891	1891
546	CHEM 303	511892	1892

ACL Barges	Page 13 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
547	ACBL 2915	571931	1931
548	ACBL 2917	571933	1933
549	ACBL 2918	571934	1934
550	ACBL 2923	571939	1939
551	ACBL 2928	571944	1944
552	ACBL 2936	571952	1952
553	ACBL 3270	971954	1954
554	ACBL 2939	571955	1955
555	ACBL 3272	971956	1956
556	ACBL 3273	971957	1957
557	TTBL 4009	611977	1977
558	TTBL 4010	611978	1978
559	TTBL 4011	611979	1979
560	TTBL 4013	611981	1981
561	906	501985	1985
562	ACL 9717B	1052005	2005
563	ACL 9718B	1052006	2006
564	ACL 9719B	1052007	2007
565	ACL 9720B	1052008	2008
566	ACL 9721B	1052009	2009
567	S.C. & N.O. 1498	502009	2009
568	ACL 9722B	1052013	2013
569	ACL 9723B	1052016	2016
570	ACL 9724B	1052018	2018
571	ACL 9725B	1052020	2020
572	ACL 9726B	1052023	2023
573	ACL 9737B	1052037	2037
574	ACL 9738B	1052038	2038
575	ACL 9739B	1052039	2039
576	ACL 9740B	1052040	2040
577	ACL 9741B	1052041	2041
578	ACL 9742B	1052042	2042
579	ACL 9743B	1052043	2043
580	ACL 9744B	1052044	2044
581	ACL 9745B	1052045	2045
582	ACL 9746B	1052046	2046
583	ACL 9727B	1052047	2047
584	ACL 9728B	1052048	2048
585	ACL 9729B	1052049	2049
586	ACL 9730B	1052050	2050
587	ACL 9731B	1052051	2051
588	ACL 9732B	1052052	2052

ACL Barges	Page 14 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
589	ACL 9733B	1052053	2053
590	ACL 9734B	1052054	2054
591	ACL 9735B	1052055	2055
592	ACL 9736B	1052056	2056
593	CHEM 1126	632079	2079
594	ACBL 4134	632102	2102
595	ACL 06600	1182130	2130
596	ACL 06601	1182131	2131
597	ACL 06602	1182132	2132
598	ACL 06603	1182133	2133
599	ACL 06604	1182134	2134
600	ACL 06605	1182135	2135
601	ACL 06606	1182136	2136
602	ACL 06607	1182137	2137
603	ACL 06608	1182138	2138
604	ACL 06609	1182139	2139
605	ACL 06610	1182140	2140
606	ACL 06624	1182154	2154
607	ACL 06625	1182155	2155
608	ACL 06626	1182156	2156
609	ACL 06627	1182157	2157
610	ACL 06628	1182158	2158
611	ACL 06629	1182159	2159
612	ACL 06630	1182160	2160
613	ACL 06631	1182162	2162
614	ACL 06632	1182163	2163
615	ACL 06633	1182164	2164
616	ACL 06634	1182165	2165
617	ACL 06635	1182166	2166
618	ACL 06636	1182167	2167
619	ACL 06637	1182168	2168
620	ACL 06638	1182169	2169
621	ACL 06639	1182170	2170
622	ACL 06640	1182171	2171
623	ACL 06641	1182172	2172
624	ACL 06642	1182173	2173
625	ACL 06643	1182175	2175
626	ACL 06644	1182176	2176
627	ACL 06645	1182177	2177
628	ACL 06646	1182178	2178
629	ACL 06647	1182179	2179
630	ACL 06648	1182181	2181

ACL Barges	Page 15 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
631	ACL 06649	1182182	2182
632	ACBL 3028	582187	2187
633	ACBL 3031	582190	2190
634	ACBL 3032	582191	2191
635	ACBL 3033	582192	2192
636	ACBL 3034	582193	2193
637	ACBL 3035	582194	2194
638	ACBL 3039	582198	2198
639	ACBL 3040	582199	2199
640	ACBL 3041	582200	2200
641	ACBL 3042	582201	2201
642	ACBL 3043	582202	2202
643	ACBL 3045	582204	2204
644	ACBL 3046	582205	2205
645	ACBL 3048	582207	2207
646	ACBL 3049	582208	2208
647	ACBL 3050	582209	2209
648	CHEM 213	512209	2209
649	CCT 340	562210	2210
650	CHEM 214	512210	2210
651	ACBL 3052	582211	2211
652	CHEM 215	512211	2211
653	ACBL 3054	582213	2213
654	ACBL 3056	582215	2215
655	ACBL 3057	582216	2216
656	ACBL 3058	582217	2217
657	ACBL 3059	582218	2218
658	ACBL 3060	582219	2219
659	CCT 351	562221	2221
660	ACBL 3063	582222	2222
661	ACBL 3066	582225	2225
662	ACBL 3068	582227	2227
663	ACBL 3071	582230	2230
664	ACBL 3072	582231	2231
665	ACBL 3073	582232	2232
666	ACBL 3074	582233	2233
667	ACBL 3076	582235	2235
668	ACBL 3077	582236	2236
669	ACBL 3078	582237	2237
670	HINES 444	992305	2305
671	1472	532356	2356
672	TTBL 4206	602374	2374

ACL Barges	Page 16 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
673	ACBL 4317	612384	2384
674	ACBL 4316	612388	2388
675	ACBL 4309	612389	2389
676	ACBL 4310	612390	2390
677	ACBL 4319	612392	2392
678	ACBL 4312	612393	2393
679	ACBL 4320	612394	2394
680	ACBL 4313	612397	2397
681	VLB 75102	562411	2411
682	ACBL 4063	612420	2420
683	ACBL 4046	612422	2422
684	ACBL 4059	612424	2424
685	ACBL 4052	612425	2425
686	ACBL 4053	612426	2426
687	ACBL 4070	612427	2427
688	ACBL 4048	612429	2429
689	ACBL 4049	612430	2430
690	ACBL 4050	612432	2432
691	ACBL 4051	612433	2433
692	ACBL 4127	612434	2434
693	ACBL 4128	612435	2435
694	ACBL 4129	612436	2436
695	ACBL 4130	612437	2437
696	ACBL 4131	612438	2438
697	ACBL 4342	622461	2461
698	MV 6671	502476	2476
699	ACBL 4356	602514	2514
700	ACBL 4327	602523	2523
701	HINES 426	592548	2548
702	CHEM 184	1062577	2577
703	CHEM 185	1062578	2578
704	CHEM 278	1172585	2585
705	CHEM 279	1172586	2586
706	CHEM 280	1172587	2587
707	CHEM 281	1172588	2588
708	CHEM 282	1172589	2589
709	AGS 1106	632676	2676
710	N.M.S. NO. 1485	602719	2719
711	N.M.S. NO. 1486	602720	2720
712	N.M.S. NO. 1487	602721	2721
713	ACBL 1420	682748	2748
714	ACBL 1421	682749	2749

ACL Barges	Page 17 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
715	ACBL 1422	682750	2750
716	ACBL 1423	682751	2751
717	ACBL 1424	682752	2752
718	ACBL 1425	682753	2753
719	ACBL 1426	682754	2754
720	ACBL 1427	682755	2755
721	ACBL 1428	682756	2756
722	ACBL 1429	682757	2757
723	ACBL 1430	682758	2758
724	ACBL 1431	682759	2759
725	ACBL 1432	682760	2760
726	ACBL 1433	682761	2761
727	ACBL 1434	682762	2762
728	ACBL 1435	682763	2763
729	ACBL 1436	682764	2764
730	CHEM 147	562764	2764
731	ACBL 1437	682765	2765
732	CHEM 148	562765	2765
733	ACBL 1438	682766	2766
734	CHEM 149	562766	2766
735	ACBL 1439	682767	2767
736	ACBL 1440	682768	2768
737	ACBL 1441	682769	2769
738	ACBL 1442	682770	2770
739	ACBL 1443	682771	2771
740	ACBL 1444	682772	2772
741	ACBL 1445	682774	2774
742	ACBL 1446	682775	2775
743	ACBL 1447	682776	2776
744	ACBL 1448	682777	2777
745	ACBL 1449	682778	2778
746	ACBL 1450	682779	2779
747	ACBL 1451	682780	2780
748	ACBL 1452	682781	2781
749	ACBL 1453	682782	2782
750	ACBL 1454	682783	2783
751	ACBL 3255	682784	2784
752	ACBL 3257	682786	2786
753	ACBL 3258	682787	2787
754	ACBL 3260	682789	2789
755	ACBL 3261	682790	2790
756	ACBL 3262	682791	2791

ACL Barges	Page 18 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
757	ACBL 3263	682792	2792
758	ACBL 3264	682793	2793
759	VLB 8103	632855	2855
760	VLB 8104	632856	2856
761	CHEM 216	512871	2871
762	CHEM 217	512872	2872
763	CHEM 218	512873	2873
764	CHEM 219	512874	2874
765	CHEM 220	512875	2875
766	CHEM 221	512876	2876
767	VLB 8126	632878	2878
768	WBC 11	612885	2885
769	ACBL 4338	622954	2954
770	ACBL 4355	622957	2957
771	CHEM 120	593014	3014
772	CHEM 121	593015	3015
773	CHEM 122	593016	3016
774	CHEM 123	593017	3017
775	CHEM 124	593018	3018
776	CHEM 125	593019	3019
777	CHEM 126	593020	3020
778	CHEM 127	593021	3021
779	CHEM 128	593022	3022
780	CHEM 129	593023	3023
781	VL 7504	563023	3023
782	CHEM 130	593024	3024
783	CHEM 131	593025	3025
784	CHEM 132	593026	3026
785	CHEM 133	593027	3027
786	DM 2309	543120	3120
787	2431	543134	3134
788	ACBL 1258	523154	3154
789	CCT 264B	563314	3314
790	SCNO 7936B	603336	3336
791	SCNO 7937B	603337	3337
792	SCNO 7938B	603338	3338
793	SCNO 7939B	603339	3339
794	SCNO 7940B	603340	3340
795	ACBL 2824	543346	3346
796	HINES 413B	543355	3355
797	ACL 06100	1193370	3370
798	ACL 06101	1193371	3371

ACL Barges	Page 19 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
799	ACL 06102	1193372	3372
800	ACL 06103	1193373	3373
801	ACL 06104	1193374	3374
802	ACL 06105	1193375	3375
803	ACL 06106	1193376	3376
804	ACL 06107	1193377	3377
805	ACL 06108	1193378	3378
806	ACL 06109	1193380	3380
807	ACL 06110	1193381	3381
808	ACL 06111	1193382	3382
809	ACL 06112	1193383	3383
810	ACL 06113	1193384	3384
811	ACL 06114	1193385	3385
812	ACL 06115	1193386	3386
813	ACL 06116	1193387	3387
814	ACL 06117	1193389	3389
815	ACL 06118	1193390	3390
816	ACL 06119	1193391	3391
817	ACBL 4139	643444	3444
818	ACBL 4145	643445	3445
819	HINES 430	603463	3463
820	SCNO 1307	503463	3463
821	SCNO 1308	503464	3464
822	SCNO 8101	633481	3481
823	SCNO 8102	633482	3482
824	SCNO 8103	633483	3483
825	SCNO 8104	633484	3484
826	SCNO 8105	633485	3485
827	SCNO 8106	633486	3486
828	SCNO 8107	633487	3487
829	SCNO 8108	633488	3488
830	SCNO 8109	633489	3489
831	SCNO 8110	633490	3490
832	SCNO 8111	633491	3491
833	SCNO 8112	633492	3492
834	SCNO 8113	633493	3493
835	SCNO 8114	633494	3494
836	SCNO 8115	633495	3495
837	SCNO 8116	633496	3496
838	SCNO 8117	633497	3497
839	CHEM 161	993498	3498
840	SCNO 8118	633498	3498

ACL Barges	Page 20 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
841	CHEM 162	993499	3499
842	SCNO 8119	633499	3499
843	CHEM 163	993500	3500
844	SCNO 8120	633500	3500
845	CHEM 164	993501	3501
846	SCNO 8121	633501	3501
847	SCNO 8122	633502	3502
848	SCNO 8123	633503	3503
849	SCNO 8124	633504	3504
850	SCNO 8125	633505	3505
851	SCNO 8126	633506	3506
852	SCNO 8128	633508	3508
853	SCNO 8129	633509	3509
854	SCNO 8130	633510	3510
855	SCNO 8131	633511	3511
856	SCNO 8132	633512	3512
857	SCNO 8133	633513	3513
858	SCNO 8134	633514	3514
859	SCNO 8135	633515	3515
860	SCNO 8136	633516	3516
861	SCNO 8137	633517	3517
862	SCNO 8138	633518	3518
863	SCNO 8139	633519	3519
864	SCNO 8140	633520	3520
865	SCNO 8141	633521	3521
866	SCNO 8142	633522	3522
867	SCNO 8143	633523	3523
868	SCNO 8144	633524	3524
869	SCNO 8145	633525	3525
870	SCNO 8146	633526	3526
871	SCNO 8147	633527	3527
872	SCNO 8148	633528	3528
873	SCNO 8149	633529	3529
874	SCNO 8150	633530	3530
875	SCNO 8151	633531	3531
876	SCNO 8152	633532	3532
877	SCNO 8153	633533	3533
878	SCNO 8154	633534	3534
879	SCNO 8155	633535	3535
880	SCNO 8157	633537	3537
881	SCNO 8158	633538	3538
882	SCNO 8159	633539	3539

ACL Barges	Page 21 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
883	SCNO 8160	633540	3540
884	ACL 96006	1043597	3597
885	ACL 96007	1043598	3598
886	ACL 96008	1043599	3599
887	ACL 96009	1043600	3600
888	ACL 96010	1043601	3601
889	ACL 96011	1043602	3602
890	ACL 96012	1043603	3603
891	ACL 96013	1043604	3604
892	ACBL 3095	593605	3605
893	ACL 96014	1043605	3605
894	ACBL 3096	593606	3606
895	ACL 96015	1043606	3606
896	ACBL 3097	593607	3607
897	ACBL 3098	593608	3608
898	ACL 96016	1043608	3608
899	ACBL 3099	593609	3609
900	ACL 96017	1043609	3609
901	ACBL 3100	593610	3610
902	ACL 96018	1043610	3610
903	ACBL 3101	593611	3611
904	ACL 96019	1043611	3611
905	ACL 96020	1043612	3612
906	ACBL 3103	593613	3613
907	ACL 96021	1043613	3613
908	ACL 96022	1043614	3614
909	ACL 96023	1043615	3615
910	ACL 96024	1043616	3616
911	ACL 96025	1043618	3618
912	ACL 96026	1043621	3621
913	ACL 96027	1043622	3622
914	ACL 96028	1043623	3623
915	ACL 96029	1043624	3624
916	ACL 96030	1043625	3625
917	ACL 96031	1043626	3626
918	ACL 96032	1043627	3627
919	ACL 96033	1043628	3628
920	ACL 96034	1043629	3629
921	ACL 96035	1043630	3630
922	CHEM 306	553630	3630
923	ACBL 429	633639	3639
924	ACBL 431	633641	3641

ACL Barges	Page 22 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
925	ACBL 432	633642	3642
926	CHEM 304	523659	3659
927	HINES 418	553673	3673
928	HINES 420	553674	3674
929	TTBL 4015	613736	3736
930	TTBL 4017	613738	3738
931	TTBL 4018	613739	3739
932	ACBL 4140	643756	3756
933	ACBL 4141	643757	3757
934	ACBL 4142	643758	3758
935	ACBL 4143	643759	3759
936	ACBL 4144	643760	3760
937	NM 1001	963767	3767
938	NM 1002	963768	3768
939	NM 1003	963769	3769
940	NM 1004	963770	3770
941	NM 1005	963771	3771
942	NM 1006	963772	3772
943	NM 1007	963773	3773
944	NM 1008	963774	3774
945	NM 1009	963775	3775
946	NM 1010	963776	3776
947	NM 1011	963777	3777
948	NM 1012	963778	3778
949	NM 1013	963779	3779
950	NM 1014	963780	3780
951	NM 1015	963781	3781
952	MAC 223B	623782	3782
953	NM 1016	963782	3782
954	NM 1017	963783	3783
955	NM 1018	963784	3784
956	NM 1019	963785	3785
957	NM 1020	963786	3786
958	SCNO 1323	523793	3793
959	AGS 420B	633794	3794
960	SCNO 1324	523794	3794
961	SCNO 1326	523796	3796
962	ACL 9747B	1053819	3819
963	ACL 9748B	1053820	3820
964	ACL 9749B	1053821	3821
965	ACL 9750B	1053822	3822
966	CHEM 307	553851	3851

ACL Barges	Page 23 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
967	CHEM 403	553852	3852
968	CHEM 404	553853	3853
969	CHEM 405	553854	3854
970	CHEM 406	553855	3855
971	CHEM 407	553856	3856
972	CHEM 408	553857	3857
973	CHEM 500	553858	3858
974	DM 2801	633859	3859
975	DM 2802	633860	3860
976	DM 2803	633861	3861
977	DM 2804	633862	3862
978	DM 2805	633863	3863
979	ACBL 4304	623864	3864
980	DM 2806	633864	3864
981	DM 2807	633865	3865
982	DM 2808	633866	3866
983	DM 2809	633867	3867
984	DM 2810	633868	3868
985	DM 2811	633869	3869
986	DM 2814	633872	3872
987	DM 2815	633873	3873
988	DM 2816	633874	3874
989	DM 2818	633876	3876
990	DM 2820	633878	3878
991	ACBL 2748	523884	3884
992	ACBL 435	653896	3896
993	ACBL 411	633897	3897
994	ACBL 436	653897	3897
995	ACBL 437	653898	3898
996	ACBL 438	653899	3899
997	ACBL 414	633900	3900
998	ACBL 439	653900	3900
999	ACBL 440	653901	3901
1000	ACBL 441	653902	3902
1001	ACBL 442	653903	3903
1002	ACBL 418	633904	3904
1003	ACBL 443	653904	3904
1004	ACBL 419	633905	3905
1005	ACBL 444	653905	3905
1006	ACBL 445	653906	3906
1007	ACBL 500	653907	3907
1008	ACBL 501	653908	3908

ACL Barges	Page 24 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1009	ACBL 502	653909	3909
1010	ACBL 503	653910	3910
1011	ACBL 504	653911	3911
1012	ACBL 505	653912	3912
1013	ACBL 506	653913	3913
1014	ACBL 507	653914	3914
1015	ACBL 508	653915	3915
1016	VL 8201	643915	3915
1017	ACBL 509	653916	3916
1018	ACBL 510	653917	3917
1019	ACBL 511	653918	3918
1020	ACBL 512	653919	3919
1021	ACBL 513	653920	3920
1022	ACBL 514	653921	3921
1023	ACBL 4123	633994	3994
1024	ACBL 4124	633995	3995
1025	ACBL 4125	633996	3996
1026	ACBL 4126	633997	3997
1027	V 823B	513998	3998
1028	ACBL 110	604010	4010
1029	ACBL 111	604011	4011
1030	ACBL 113	604013	4013
1031	ACBL 114	604014	4014
1032	ACBL 116	604016	4016
1033	ACBL 117	604017	4017
1034	CMA 112	524017	4017
1035	ACBL 406	604022	4022
1036	ACBL 124	604024	4024
1037	ACBL 3200	604025	4025
1038	ACBL 3201	604026	4026
1039	ACBL 3203	604028	4028
1040	ACBL 3204	604029	4029
1041	ACBL 3207	604032	4032
1042	ACBL 3208	604033	4033
1043	ACBL 3210	604035	4035
1044	VLB 75109	564035	4035
1045	ACBL 3211	604036	4036
1046	ACBL 3212	604037	4037
1047	ACBL 3217	604042	4042
1048	ACBL 3218	604043	4043
1049	ACBL 3219	604044	4044
1050	ACBL 3220	604045	4045

ACL Barges	Page 25 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1051	ACBL 3221	604046	4046
1052	ACBL 3222	604047	4047
1053	ACBL 3223	604048	4048
1054	ACBL 5025	624057	4057
1055	ACBL 5026	624058	4058
1056	ACBL 5027	624059	4059
1057	ACL 00582	1114059	4059
1058	ACBL 5028	624060	4060
1059	ACL 00583	1114060	4060
1060	ACBL 5029	624061	4061
1061	ACL 00584	1114061	4061
1062	ACBL 5030	624062	4062
1063	ACL 01500	1114062	4062
1064	ACBL 5031	624063	4063
1065	ACL 01501	1114063	4063
1066	HINES 407B	544063	4063
1067	ACBL 5032	624064	4064
1068	ACL 01502	1114064	4064
1069	ACBL 5033	624065	4065
1070	ACL 01503	1114065	4065
1071	ACBL 5034	624066	4066
1072	ACL 01504	1114066	4066
1073	ACBL 5035	624067	4067
1074	ACL 01505	1114067	4067
1075	ACBL 5036	624068	4068
1076	ACL 01506	1114068	4068
1077	ACBL 5037	624069	4069
1078	ACL 01507	1114069	4069
1079	ACBL 5038	624070	4070
1080	ACL 01508	1114070	4070
1081	ACBL 5039	624071	4071
1082	ACL 01509	1114071	4071
1083	ACL 01510	1114072	4072
1084	ACBL 3126	624073	4073
1085	ACL 01511	1114073	4073
1086	ACBL 3127	624074	4074
1087	ACL 01512	1114074	4074
1088	ACBL 3128	624075	4075
1089	ACL 01513	1114075	4075
1090	ACL 01514	1114076	4076
1091	ACBL 3130	624077	4077
1092	ACL 01515	1114077	4077

ACL Barges	Page 26 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1093	ACBL 3131	624078	4078
1094	ACL 01100	1114078	4078
1095	ACBL 3132	624079	4079
1096	ACL 01101	1114079	4079
1097	ACBL 3133	624080	4080
1098	ACL 01102	1114080	4080
1099	ACL 01103	1114081	4081
1100	ACL 01104	1114082	4082
1101	ACL 01105	1114083	4083
1102	ACL 01106	1114084	4084
1103	ACL 01107	1114085	4085
1104	ACL 01108	1114086	4086
1105	ACL 01109	1114087	4087
1106	ACL 01110	1114088	4088
1107	ACL 01111	1114089	4089
1108	ACL 01112	1114090	4090
1109	ACL 01113	1114091	4091
1110	ACL 01114	1114092	4092
1111	ACL 01115	1114093	4093
1112	ACL 01116	1114094	4094
1113	ACL 01117	1114095	4095
1114	ACL 01118	1114096	4096
1115	ACL 01119	1114097	4097
1116	ACL 01120	1114098	4098
1117	ACL 01121	1114099	4099
1118	ACL 01122	1114100	4100
1119	ACL 01123	1114101	4101
1120	ACL 01124	1114102	4102
1121	ACL 01125	1114103	4103
1122	ACL 01126	1114104	4104
1123	ACL 01127	1114105	4105
1124	ACL 01128	1114106	4106
1125	ACL 01129	1114107	4107
1126	ACL 01520	1114108	4108
1127	ACL 01521	1114109	4109
1128	ACL 01522	1114110	4110
1129	ACL 01523	1114111	4111
1130	ACL 01524	1114112	4112
1131	ACL 01525	1114113	4113
1132	ACL 01526	1114114	4114
1133	ACL 01527	1114115	4115
1134	ACL 01528	1114116	4116

ACL Barges	Page 27 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1135	ACL 01529	1114117	4117
1136	ACL 01530	1114118	4118
1137	ACL 01531	1114119	4119
1138	ACL 01532	1114120	4120
1139	ACL 01533	1114121	4121
1140	ACL 01534	1114122	4122
1141	ACL 01535	1114123	4123
1142	HINES 431B	554123	4123
1143	ACL 01536	1114124	4124
1144	ACL 01537	1114125	4125
1145	ACL 01538	1114126	4126
1146	ACL 01539	1114127	4127
1147	ACL 01540	1114128	4128
1148	ACL 01541	1114129	4129
1149	ACL 01542	1114130	4130
1150	ACL 01543	1114131	4131
1151	ACL 01544	1114132	4132
1152	ACL 01545	1114133	4133
1153	ACL 01546	1114134	4134
1154	ACL 01547	1114135	4135
1155	ACL 01548	1114136	4136
1156	ACL 01549	1114137	4137
1157	ACBL 335X	614165	4165
1158	ACBL 336X	614166	4166
1159	ACBL 337X	614167	4167
1160	ACBL 339X	614169	4169
1161	ACBL 340X	614170	4170
1162	ACBL 341X	614171	4171
1163	ACBL 342X	614172	4172
1164	ACBL 343X	614173	4173
1165	CHEM 194	1174173	4173
1166	ACBL 344X	614174	4174
1167	CHEM 195	1174174	4174
1168	ACBL 345X	614175	4175
1169	CHEM 196	1174175	4175
1170	ACBL 346X	614176	4176
1171	CHEM 198	1174176	4176
1172	ACBL 347X	614177	4177
1173	CHEM 700	1174177	4177
1174	ACBL 348X	614178	4178
1175	CHEM 199	1174178	4178
1176	ACBL 349X	614179	4179

ACL Barges	Page 28 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1177	CHEM 197	1174179	4179
1178	ACBL 350X	614180	4180
1179	ACBL 351X	614181	4181
1180	ACBL 352X	614182	4182
1181	ACBL 353X	614183	4183
1182	VL 08135	634183	4183
1183	ACBL 1860	614185	4185
1184	ACBL 5040	624185	4185
1185	ACBL 5041	624186	4186
1186	ACBL 1862	614187	4187
1187	ACBL 5042	624187	4187
1188	VL 08139	634187	4187
1189	ACBL 1863	614188	4188
1190	ACBL 5043	624188	4188
1191	VL 08140	634188	4188
1192	ACBL 1864	614189	4189
1193	ACBL 5044	624189	4189
1194	VL 8141	634189	4189
1195	ACBL 1865	614190	4190
1196	ACBL 5045	624190	4190
1197	ACBL 1866	614191	4191
1198	ACBL 5046	624191	4191
1199	ACBL 1867	614192	4192
1200	ACBL 5047	624192	4192
1201	ACBL 1868	614193	4193
1202	ACBL 5048	624193	4193
1203	ACBL 1869	614194	4194
1204	ACBL 5049	624194	4194
1205	VL 8146	634194	4194
1206	ACBL 1400	624195	4195
1207	ACBL 3110	614195	4195
1208	ACBL 1401	624196	4196
1209	ACBL 3111	614196	4196
1210	VL 8148	634196	4196
1211	ACBL 1402	624197	4197
1212	ACBL 3112	614197	4197
1213	ACBL 1403	624198	4198
1214	ACBL 3113	614198	4198
1215	VL 8150	634198	4198
1216	ACBL 1404	624199	4199
1217	ACBL 3114	614199	4199
1218	VL 8151	634199	4199

ACL Barges	Page 29 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1219	ACBL 3116	614201	4201
1220	CHEM 706	1214201	4201
1221	CHEM 707	1214202	4202
1222	ACBL 3118	614203	4203
1223	CHEM 708	1214203	4203
1224	CHEM 709	1214204	4204
1225	CHEM 710	1214205	4205
1226	ACBL 3121	614206	4206
1227	CHEM 711	1214206	4206
1228	ACBL 3122	614207	4207
1229	ACBL 3123	614208	4208
1230	ACBL 3124	614209	4209
1231	VL 8169	634217	4217
1232	VL 8177	634225	4225
1233	VL 8179	634227	4227
1234	VL 8180	634228	4228
1235	VL 8184	634232	4232
1236	VL 8189	634237	4237
1237	VL 8191	634239	4239
1238	VL 8194	634242	4242
1239	VL 81400	634243	4243
1240	VL 81401	634244	4244
1241	VL 81402	634245	4245
1242	VL 81403	634246	4246
1243	VL 81404	634247	4247
1244	VL 81405	634248	4248
1245	VL 81406	634249	4249
1246	VL 81408	634251	4251
1247	VL 81410	634253	4253
1248	VL 81411	634254	4254
1249	VL 81413	634256	4256
1250	VL 81414	634257	4257
1251	VL 81415	634258	4258
1252	VL 81416	634259	4259
1253	VL 81417	634260	4260
1254	VL 81418	634261	4261
1255	VL 81419	634262	4262
1256	VL 81420	634263	4263
1257	VL 81422	634265	4265
1258	VL 81423	634266	4266
1259	VL 81424	634267	4267
1260	VL 81425	634268	4268

ACL Barges	Page 30 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1261	VL 81426	634269	4269
1262	VL 81427	634270	4270
1263	VL 81428	634271	4271
1264	VL 81429	634272	4272
1265	ABC 307	594274	4274
1266	VL 81281	634274	4274
1267	VL 81282	634275	4275
1268	ABC 310	594277	4277
1269	VL 81284	634277	4277
1270	VL 81285	634278	4278
1271	VL 81286	634279	4279
1272	VL 81288	634281	4281
1273	VL 81289	634282	4282
1274	VL 81291	634284	4284
1275	VL 81292	634285	4285
1276	VL 81293	634286	4286
1277	VL 81294	634287	4287
1278	VL 81295	634288	4288
1279	VL 81296	634289	4289
1280	VL 81298	634291	4291
1281	VL 81430	634293	4293
1282	VL 81431	634294	4294
1283	VL 81432	634295	4295
1284	VL 81433	634296	4296
1285	VL 81434	634297	4297
1286	VL 81435	634298	4298
1287	VL 81436	634299	4299
1288	VL 81437	634300	4300
1289	VL 81438	634301	4301
1290	VL 81439	634302	4302
1291	VL 81440	634303	4303
1292	VL 81441	634304	4304
1293	VL 81442	634305	4305
1294	VL 81443	634306	4306
1295	VL 81444	634307	4307
1296	HINES 409B	544347	4347
1297	EU-5	524352	4352
1298	VLX 7645	554398	4398
1299	VLX 7647	554401	4401
1300	ACBL 4306	624403	4403
1301	TTBL 4002	594435	4435
1302	TTBL 4003	594436	4436

ACL Barges	Page 31 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1303	VLX 7554	564454	4454
1304	VLX 7555	564455	4455
1305	VLX 7563	564463	4463
1306	ACBL 221	644469	4469
1307	ACBL 222	644470	4470
1308	VLX 7570	564470	4470
1309	ACBL 223	644471	4471
1310	VLX 7571	564471	4471
1311	ACBL 224	644472	4472
1312	ACBL 225	644473	4473
1313	ACBL 226	644474	4474
1314	VLX 7574	564474	4474
1315	ACBL 227	644475	4475
1316	VLX 7575	564475	4475
1317	ACBL 228	644476	4476
1318	ACBL 229	644477	4477
1319	ACBL 355X	644478	4478
1320	CHEM 146	594478	4478
1321	ACBL 356X	644479	4479
1322	ACBL 298	1064480	4480
1323	ACBL 357X	644480	4480
1324	ACBL 358X	644481	4481
1325	ACBL 359X	644482	4482
1326	ACBL 360X	644483	4483
1327	ACBL 361X	644484	4484
1328	ACBL 362X	644485	4485
1329	ACBL 363X	644486	4486
1330	ACBL 364X	644487	4487
1331	CHEM 110	584490	4490
1332	CHEM 111	584491	4491
1333	SER 105 B	544491	4491
1334	CHEM 113	584493	4493
1335	SER 107 B	544493	4493
1336	CHEM 114	584494	4494
1337	SER 108 B	544494	4494
1338	CHEM 115	584495	4495
1339	CHEM 116	584496	4496
1340	SER 110 B	544496	4496
1341	CHEM 117	584497	4497
1342	CHEM 118	584498	4498
1343	CHEM 119	584499	4499
1344	SER 114 B	544500	4500

ACL Barges	Page 32 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1345	ACBL 3081	584501	4501
1346	ACBL 3084	584504	4504
1347	ACBL 3085	584505	4505
1348	ACBL 3086	584506	4506
1349	ACBL 3087	584507	4507
1350	FER 121 B	544507	4507
1351	ACBL 3089	584509	4509
1352	FER 123 B	544509	4509
1353	ACBL 3090	584510	4510
1354	ACBL 3091	584511	4511
1355	CC 64	594511	4511
1356	ACBL 3092	584512	4512
1357	CC 65	594512	4512
1358	ACBL 3093	584513	4513
1359	ACBL 2071	634514	4514
1360	ACBL 301	634515	4515
1361	CC 68	594515	4515
1362	ACBL 302	634516	4516
1363	SER 130 B	544516	4516
1364	ACBL 303	634517	4517
1365	ACBL 304	634518	4518
1366	SER 133 B	544519	4519
1367	ACBL 306	634520	4520
1368	SER 134 B	544520	4520
1369	ACBL 2072	634521	4521
1370	ACBL 308	634522	4522
1371	CC 75	594522	4522
1372	ACBL 309	634523	4523
1373	CC 76	594523	4523
1374	ACBL 311	634525	4525
1375	SER 139 B	544525	4525
1376	ACBL 312	634526	4526
1377	SER 141 B	544527	4527
1378	ACBL 314	634528	4528
1379	ACBL 315	634529	4529
1380	ACBL 316	634530	4530
1381	SER 149	544535	4535
1382	ACBL 4076	594563	4563
1383	CGB 260B	594588	4588
1384	922	524632	4632
1385	ACBL 4307	624665	4665
1386	ABC 401B	594700	4700

ACL Barges	Page 33 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1387	ABC 405B	594704	4704
1388	ABC 406B	594705	4705
1389	ABC 410B	594709	4709
1390	ABC 412B	594711	4711
1391	ABC 413B	594712	4712
1392	ABC 414B	594713	4713
1393	ABC 416B	594715	4715
1394	ACBL 1467	974717	4717
1395	ACBL 1469	974719	4719
1396	ACBL 1471	974721	4721
1397	ABC 423B	594722	4722
1398	ABC 424B	594723	4723
1399	ABC 426B	594725	4725
1400	ABC 427B	594726	4726
1401	ACBL 4331	614727	4727
1402	ACBL 4334	614728	4728
1403	ACBL 4335	614729	4729
1404	CHEM 90	514788	4788
1405	CHEM 91	514789	4789
1406	910	504804	4804
1407	ACBL 1405	634843	4843
1408	ACBL 1408	634846	4846
1409	ACBL 1409	634847	4847
1410	ACBL 1410	634848	4848
1411	ACBL 1411	634849	4849
1412	ACBL 1412	634850	4850
1413	ACBL 1414	634852	4852
1414	ACBL 4350	624891	4891
1415	TTBL 4108	634948	4948
1416	TTBL 4110	634950	4950
1417	TTBL 4111	634951	4951
1418	TTBL 4112	634952	4952
1419	TTBL 4113	634953	4953
1420	TTBL 4114	634954	4954
1421	TTBL 4109	634955	4955
1422	TTBL 4116	634956	4956
1423	TTBL 4117	634957	4957
1424	TTBL 4118	634958	4958
1425	TTBL 4115	634960	4960
1426	SCNO 8001	615015	5015
1427	SCNO 8002	615016	5016
1428	SCNO 8003	615017	5017

ACL Barges	Page 34 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1429	SCNO 8004	615018	5018
1430	SCNO 8005	615019	5019
1431	SCNO 8006	615020	5020
1432	SCNO 8007	615021	5021
1433	SCNO 8008	615022	5022
1434	SCNO 8009	615023	5023
1435	SCNO 8010	615024	5024
1436	SCNO 8011	615025	5025
1437	SCNO 8012	615026	5026
1438	SCNO 8013	615027	5027
1439	SCNO 8014	615028	5028
1440	SCNO 8015	615029	5029
1441	SCNO 8016	615030	5030
1442	SCNO 8018	615032	5032
1443	SCNO 8019	615033	5033
1444	SCNO 8020	615034	5034
1445	SCNO 8021	615035	5035
1446	SCNO 8022	615036	5036
1447	SCNO 8023	615037	5037
1448	SCNO 8024	615038	5038
1449	SCNO 8026	615040	5040
1450	SCNO 8027	615041	5041
1451	SCNO 8028	615042	5042
1452	SCNO 8030	615044	5044
1453	SCNO 8031	615045	5045
1454	SCNO 8032	615046	5046
1455	SCNO 8034	615048	5048
1456	SCNO 8037	615051	5051
1457	SCNO 8038	615052	5052
1458	SCNO 8041	615055	5055
1459	SCNO 8043	615057	5057
1460	SCNO 8044	615058	5058
1461	SCNO 8045	615059	5059
1462	SCNO 8047	615061	5061
1463	SCNO 8050	615064	5064
1464	HINES 428	595095	5095
1465	ACL 99000	1075101	5101
1466	ACL 99001	1075103	5103
1467	ACL 99002	1075104	5104
1468	ACL 99003	1075105	5105
1469	ACL 99004	1075106	5106
1470	ACL 99005	1075108	5108

ACL Barges	Page 35 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1471	CHEM l00	555108	5108
1472	ACL 99006	1075109	5109
1473	CHEM 101	555109	5109
1474	DM 974	595109	5109
1475	CHEM 103	555111	5111
1476	ACL 99007	1075112	5112
1477	CHEM 104	555112	5112
1478	ACL 99008	1075113	5113
1479	CHEM 105	555113	5113
1480	ACL 99009	1075114	5114
1481	CHEM 107	555115	5115
1482	ACL 99010	1075115	5115
1483	ACL 99011	1075116	5116
1484	CHEM 109	555117	5117
1485	ACL 99012	1075117	5117
1486	ACL 99013	1075118	5118
1487	ACL 99014	1075120	5120
1488	ACL 99016	1075121	5121
1489	ACL 99015	1075122	5122
1490	ACBL 3275	965123	5123
1491	ACL 99017	1075123	5123
1492	ACBL 3276	965124	5124
1493	ACL 99018	1075124	5124
1494	ACBL 3277	965125	5125
1495	CHEM 266	1085125	5125
1496	ACL 99019	1075125	5125
1497	ACBL 3278	965126	5126
1498	CHEM 267	1085126	5126
1499	ACBL 3279	965127	5127
1500	ACBL 3280	965128	5128
1501	ACBL 3282	965130	5130
1502	ACBL 3283	965131	5131
1503	ACBL 3284	965132	5132
1504	CHEM 268	1085133	5133
1505	ACBL 3286	965134	5134
1506	CHEM 269	1085134	5134
1507	ACBL 3287	965135	5135
1508	ACBL 3291	965138	5138
1509	ACBL 3292	965140	5140
1510	ACBL 3295	965143	5143
1511	ACBL 3296	965144	5144
1512	ACBL 3297	965145	5145

ACL Barges	Page 36 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1513	ACBL 3299	965147	5147
1514	ACBL 3302	965150	5150
1515	ACBL 3303	965151	5151
1516	ACBL 3304	965152	5152
1517	ACBL 4073	615230	5230
1518	HINES 435B	955272	5272
1519	HINES 423B	955273	5273
1520	HINES 442	955274	5274
1521	HINES 440	955275	5275
1522	ACBL 2880	555287	5287
1523	ACBL 2892	565396	5396
1524	ACBL 2894	565398	5398
1525	ACBL 2895	565399	5399
1526	ACBL 2898	565402	5402
1527	ACBL 2899	565403	5403
1528	944	555404	5404
1529	945	555405	5405
1530	946	555406	5406
1531	947	555407	5407
1532	948	555408	5408
1533	949	555409	5409
1534	950	555410	5410
1535	ACBL 2906	565410	5410
1536	951	555411	5411
1537	952	555412	5412
1538	953	555413	5413
1539	ACBL 2909	565413	5413
1540	ACBL 2943	575463	5463
1541	ACBL 2944	575464	5464
1542	1402	295467	5467
1543	ACBL 2954	575474	5474
1544	ACBL 2959	575479	5479
1545	ACBL 2966	575486	5486
1546	VLX 7357	545517	5517
1547	VLX 7360	545520	5520
1548	CHEM 186	1075531	5531
1549	CHEM 187	1075532	5532
1550	VLX 7373	545533	5533
1551	ACBL 2764	535534	5534
1552	ACBL 2770	535540	5540
1553	VLBX 7381	545541	5541
1554	VLBX 7384	545544	5544

ACL Barges	Page 37 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1555	VLBX 7388	545548	5548
1556	VLBX 7389	545549	5549
1557	VLBX 7391	545551	5551
1558	VLBX 7393	545553	5553
1559	VLBX 7394	545554	5554
1560	RF 501 B	585567	5567
1561	H 131 B	585573	5573
1562	913	515575	5575
1563	CHEM 715	1215576	5576
1564	CHEM 264	1075610	5610
1565	CHEM 265	1075611	5611
1566	CHEM 177	1055619	5619
1567	HINES 438	675628	5628
1568	ACBL 1310	545680	5680
1569	ACBL 1313	545683	5683
1570	ACBL 1315	545685	5685
1571	ACBL 1320	545690	5690
1572	ACBL 1323	545693	5693
1573	ACBL 1326	545696	5696
1574	ACBL 1328	545698	5698
1575	ACBL 1330	545700	5700
1576	CHEM 40	295716	5716
1577	ACBL 1742	535752	5752
1578	ACBL 1748	535758	5758
1579	ACBL 1753	535763	5763
1580	ACBL 1754	535764	5764
1581	ACBL 4146	605768	5768
1582	ACBL 1762	535772	5772
1583	NMS NO. 1402	545773	5773
1584	VLB 7061	525781	5781
1585	VL 7601	575791	5791
1586	VL 7617	575808	5808
1587	CHEM 135	615836	5836
1588	ACBL 4249	585842	5842
1589	CHEM 225	655924	5924
1590	CHEM 226	655925	5925
1591	CHEM 227	655926	5926
1592	CHEM 228	655927	5927
1593	CHEM 229	655928	5928
1594	CHEM 230	655929	5929
1595	CHEM 231	655930	5930
1596	CHEM 232	655931	5931

ACL Barges	Page 38 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1597	CHEM 233	655932	5932
1598	CHEM 234	655933	5933
1599	CHEM 235	655934	5934
1600	CHEM 236	655935	5935
1601	CHEM 237	655936	5936
1602	CHEM 238	655937	5937
1603	CHEM 239	655938	5938
1604	WTT 401B	635959	5959
1605	WTT 402B	635960	5960
1606	WTT 403B	635961	5961
1607	WTT 404B	635962	5962
1608	WTT 406B	635964	5964
1609	NMS NO. 1450	545965	5965
1610	WTT 407B	635965	5965
1611	NMS NO. 1451	545966	5966
1612	WTT 408B	635966	5966
1613	N.M.S.No. 1452	545967	5967
1614	WTT 409B	635967	5967
1615	WTT 410B	635968	5968
1616	WTT 411B	635969	5969
1617	WIT 412B	635970	5970
1618	WIT 413B	635971	5971
1619	WTT 415B	635973	5973
1620	WTT 416B	635974	5974
1621	WTT 417B	635975	5975
1622	WIT 418B	635976	5976
1623	WIT 419B	635977	5977
1624	WTT 420B	635978	5978
1625	WTT 421B	635979	5979
1626	WTT 422B	635980	5980
1627	WTT 423B	635981	5981
1628	WTT 424B	635982	5982
1629	WTT 425B	635983	5983
1630	ACBL 2034	595987	5987
1631	ACBL 2039	595992	5992
1632	ACBL 2041	595994	5994
1633	ACBL 2044	595997	5997
1634	ACBL 2047	596000	6000
1635	ACBL 2048	596001	6001
1636	ACBL 2051	596004	6004
1637	ACBL 2052	596005	6005
1638	ACBL 2059	596012	6012

ACL Barges	Page 39 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1639	ACBL 2068	596021	6021
1640	928	546054	6054
1641	930	546056	6056
1642	CHEM 60	296070	6070
1643	MAC 238 B	626080	6080
1644	MAC 240 B	626082	6082
1645	CHEM 273	1086090	6090
1646	CHEM 272	1086091	6091
1647	CHEM 271	1086092	6092
1648	CHEM 270	1086093	6093
1649	CHEM 167	1026139	6139
1650	CHEM 168	1026140	6140
1651	CHEM 169	1026141	6141
1652	CHEM 170	1026142	6142
1653	CHEM 171	1026143	6143
1654	CHEM 62	296172	6172
1655	ACBL 1276	536206	6206
1656	ACBL 1277	536207	6207
1657	ACBL 1284	536214	6214
1658	ACBL 1298	536228	6228
1659	ACBL 1300	536230	6230
1660	DM 957	586292	6292
1661	CHEM 1102	516306	6306
1662	918	516309	6309
1663	919	516310	6310
1664	TTM 1B	996313	6313
1665	TMR 2B	996314	6314
1666	STS 3B	996315	6315
1667	JCS 4B	996316	6316
1668	WRF 5B	996317	6317
1669	TCP 6B	996318	6318
1670	SGN 7B	996319	6319
1671	TMT 8B	996320	6320
1672	JPJ 9B	996321	6321
1673	JPW l0B	996322	6322
1674	SCNO 1309	506322	6322
1675	SCNO 1310	506323	6323
1676	WCRS l1B	996323	6323
1677	RTS 12B	996324	6324
1678	SCNO 1311	506324	6324
1679	PMS 13B	996325	6325
1680	MMC 14B	996326	6326

ACL Barges	Page 40 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1681	RJC 15B	996327	6327
1682	DM 976	586335	6335
1683	H 107 B	576372	6372
1684	ACBL 4077	576377	6377
1685	ACBL 1252	516410	6410
1686	2602	506419	6419
1687	2603	506420	6420
1688	2604	506421	6421
1689	2606	506423	6423
1690	2607	506424	6424
1691	2609	506426	6426
1692	2610	506427	6427
1693	HINES 405B	606435	6435
1694	ACBL 2887	556479	6479
1695	ACBL 2888	556480	6480
1696	SER 302	556485	6485
1697	CHEM 136	616490	6490
1698	CHEM 137	616491	6491
1699	N.M.S. NO. 1476	596543	6543
1700	MAC 620	626583	6583
1701	ACBL 1850	606600	6600
1702	ACBL 1851	606601	6601
1703	ACBL 1852	606602	6602
1704	MSJ 16B	996602	6602
1705	ACBL 1853	606603	6603
1706	MSW 17B	996603	6603
1707	ACBL 1854	606604	6604
1708	ESN 18B	996604	6604
1709	ACBL 1855	606605	6605
1710	GAM 1913	996605	6605
1711	ACBL 1856	606606	6606
1712	GML 20B	996606	6606
1713	ACBL 1857	606607	6607
1714	REF 21B	996607	6607
1715	ACBL 1858	606608	6608
1716	TFM 22B	996608	6608
1717	ACBL 1859	606609	6609
1718	GOIU 23B	996609	6609
1719	ACBL 3225	606610	6610
1720	MOM 24B	996610	6610
1721	EJM 25B	996611	6611
1722	COB 26B	996612	6612

ACL Barges	Page 41 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1723	ACBL 3228	606613	6613
1724	TJM 27B	996613	6613
1725	BQS 28B	996614	6614
1726	ACBL 3230	606615	6615
1727	GTFM 29B	996615	6615
1728	ACBL 4239	616616	6616
1729	GTFM 30B	996616	6616
1730	ACBL 3232	606617	6617
1731	STFB 31B	996617	6617
1732	STFB 32B	996618	6618
1733	ACBL 3234	606619	6619
1734	STFB 33B	996619	6619
1735	STFB 34B	996620	6620
1736	STFB 35B	996621	6621
1737	STFB 36B	996622	6622
1738	STFB 37B	996623	6623
1739	STFB 38B	996624	6624
1740	STFB 39B	996625	6625
1741	STFB 40B	996626	6626
1742	ACBL 1704	516686	6686
1743	ACBL 1705	516687	6687
1744	ACBL 1707	516689	6689
1745	ACBL 1710	516692	6692
1746	DM 959	586739	6739
1747	DM 960	586740	6740
1748	DM 961	586741	6741
1749	DM 962	586742	6742
1750	DM 963	586743	6743
1751	SCC 803	526753	6753
1752	HINES 410	1036763	6763
1753	HINES 412	1036764	6764
1754	ACL 9900B	1076821	6821
1755	ACL 9901B	1076822	6822
1756	ACL 9902B	1076823	6823
1757	ACL 9903B	1076824	6824
1758	ACL 9904B	1076825	6825
1759	ACL 9905B	1076826	6826
1760	ACL 9906B	1076827	6827
1761	ACL 9907B	1076828	6828
1762	ACL 9908B	1076829	6829
1763	ACL 9909B	1076830	6830
1764	CHEM 180	1056836	6836

ACL Barges	Page 42 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1765	VL 7405	556882	6882
1766	CHEM 178	1056883	6883
1767	ACBL 4081	976895	6895
1768	ACBL 4083	976899	6899
1769	ACBL 4244	976901	6901
1770	HINES 401B	986937	6937
1771	N.M.S. No. 1406	517008	7008
1772	CHEM 1106	517010	7010
1773	CCT 198	627013	7013
1774	CCT 199	627014	7014
1775	CCT 266	627015	7015
1776	SCC 804	527016	7016
1777	CCT 269	627018	7018
1778	CCT 271	627020	7020
1779	CCT 272	627021	7021
1780	CCT 273	627022	7022
1781	CCT 275	627024	7024
1782	CCT 280	627029	7029
1783	ACBL 1336	547030	7030
1784	ACBL 1339	547033	7033
1785	ACBL 1340	547034	7034
1786	ACBL 1343	547037	7037
1787	ACBL 1347	547041	7041
1788	ACBL 1352	547046	7046
1789	ACBL 1353	547047	7047
1790	ACBL 1355	547049	7049
1791	ACBL 2826	547053	7053
1792	ACBL 2829	547056	7056
1793	ACBL 2836	547063	7063
1794	ACBL 2837	547064	7064
1795	ACBL 2839	547066	7066
1796	ACBL 2840	547067	7067
1797	ACBL 2841	547068	7068
1798	ACBL 2843	547070	7070
1799	SCNO 1328-B	597071	7071
1800	GCA 202B	577094	7094
1801	CHEM 1300	567126	7126
1802	CHEM 1301	567127	7127
1803	CHEM 1302	567128	7128
1804	N.M.S. NO. 1906	567129	7129
1805	N.M.S. NO. 1951	567131	7131
1806	N.M.S. NO. 1953	567133	7133

ACL Barges	Page 43 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1807	TTBL 4101	627179	7179
1808	TTBL 4102	627180	7180
1809	TTBL 4103	627181	7181
1810	TTBL 4104	627182	7182
1811	TTBL 4105	627183	7183
1812	TTBL 4106	627184	7184
1813	N.M.S. NO. 1477	597208	7208
1814	ACBL 1908	517228	7228
1815	CHEM 1118	597232	7232
1816	LCD 4903	527233	7233
1817	N.M.S. NO. 1471	597233	7233
1818	CHEM 1119	597234	7234
1819	CHEM 1703	527234	7234
1820	N.M.S. NO. 1473	597235	7235
1821	CHEM 1120	597236	7236
1822	N.M.S. NO. 1475	597237	7237
1823	CHEM 013	297246	7246
1824	ACBL 3240	677305	7305
1825	ACBL 3241	677306	7306
1826	ACBL 3242	677307	7307
1827	ACBL 3243	677308	7308
1828	ACBL 3244	677309	7309
1829	ACBL 3245	677310	7310
1830	ACBL 3246	677311	7311
1831	ACBL 3248	677313	7313
1832	ACBL 3249	677314	7314
1833	ACBL 3250	677315	7315
1834	ACBL 3253	677318	7318
1835	ACBL 3254	677319	7319
1836	CHEM 308	997338	7338
1837	923	537358	7358
1838	924	537359	7359
1839	NL 171	627359	7359
1840	925	537360	7360
1841	NL 172	627360	7360
1842	926	537361	7361
1843	SCNO 1327-B	587364	7364
1844	CHEM 86	507368	7368
1845	CHEM 87	507369	7369
1846	CHEM 88	507370	7370
1847	CHEM 89	507371	7371
1848	CHEM 209	507372	7372

ACL Barges	Page 44 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1849	CHEM 210	507373	7373
1850	CHEM 211	507374	7374
1851	CHEM 212	507375	7375
1852	SER 401 B	557382	7382
1853	SER 402 B	557383	7383
1854	SER 403 B	557384	7384
1855	SER 404 B	557385	7385
1856	SER 407 B	557388	7388
1857	SER 410 B	557391	7391
1858	SER 411 B	557392	7392
1859	SER 412 B	557393	7393
1860	SER 413 B	557394	7394
1861	SER 414 B	557395	7395
1862	SER 415 B	557396	7396
1863	ACBL 1996	587398	7398
1864	ACBL 6000	617398	7398
1865	ACBL 6001	617399	7399
1866	ACBL 6002	617400	7400
1867	ACBL 6003	617401	7401
1868	ACBL 6005	617403	7403
1869	ACBL 6006	617404	7404
1870	ACBL 6008	617406	7406
1871	ACBL 6009	617407	7407
1872	N.M.S. NO. 1455	577448	7448
1873	N.M.S. NO. 1456	577449	7449
1874	N.M.S. NO. 1457	577450	7450
1875	N.M.S. NO. 1458	577451	7451
1876	N.M.S. NO. 1459	577452	7452
1877	CHEM 1114	577454	7454
1878	N.M.S. NO. 1462	577455	7455
1879	CHEM 1115	577456	7456
1880	N.M.S. NO. 1464	577457	7457
1881	CHEM 1116	577458	7458
1882	N.M.S. NO. 1466	577459	7459
1883	CHEM 1117	577460	7460
1884	N.M.S. NO. 1469	577462	7462
1885	ACBL 3155	637477	7477
1886	ACBL 3156	637478	7478
1887	ACBL 3158	637480	7480
1888	ACBL 3159	637481	7481
1889	ACBL 3160	637482	7482
1890	ACBL 3161	637483	7483

ACL Barges	Page 45 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1891	ACBL 3162	637484	7484
1892	ACBL 3163	637485	7485
1893	ACBL 3164	637486	7486
1894	ACBL 3165	637487	7487
1895	ACBL 3167	637489	7489
1896	ACBL 3168	637490	7490
1897	ACBL 3169	637491	7491
1898	ACBL 4057	607523	7523
1899	VLB 9100	967549	7549
1900	CHEM 1100	627554	7554
1901	N.M.S. NO. 1425	627555	7555
1902	N.M.S. NO. 1426	627556	7556
1903	S.C.& N.O. 1413	277556	7556
1904	VLB 9107	967556	7556
1905	N.M.S. NO. 1427	627557	7557
1906	VLB 9108	967557	7557
1907	N.M.S. NO. 1428	627558	7558
1908	VLB 9109	967558	7558
1909	N.M.S. NO. 1429	627559	7559
1910	VLB 9110	967559	7559
1911	N.M.S. NO. 1430	627560	7560
1912	CHEM 1108	627561	7561
1913	CHEM 1110	627562	7562
1914	N.M.S. NO. 1433	627563	7563
1915	N.M.S. NO. 1434	627564	7564
1916	S.G. 204	587564	7564
1917	VLB 9115	967564	7564
1918	N.M.S. NO. 1435	627565	7565
1919	VLB 9116	967565	7565
1920	N.M.S. NO. 1436	627566	7566
1921	S.G. 206	587566	7566
1922	VLB 9117	967566	7566
1923	N.M.S. NO. 1437	627567	7567
1924	VLB 9118	967567	7567
1925	N.M.S. NO. 1438	627568	7568
1926	CHEM 1112	627569	7569
1927	VLB 9120	967569	7569
1928	VLB 9121	967570	7570
1929	VLB 9122	967571	7571
1930	VLB 9123	967572	7572
1931	VLB 9126	967575	7575
1932	VLB 9127	967576	7576

ACL Barges	Page 46 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1933	VLB 9129	967578	7578
1934	VLX 7651	567579	7579
1935	VLB 9131	967580	7580
1936	VLX 7653	567581	7581
1937	VLB 9133	967582	7582
1938	VLX 7654	567582	7582
1939	VLB 9134	967583	7583
1940	VLX 7655	567583	7583
1941	VLB 9135	967584	7584
1942	VLB 9136	967585	7585
1943	VLX 7659	567587	7587
1944	VLB 9139	967588	7588
1945	VLB 9140	967589	7589
1946	VLX 7661	567589	7589
1947	VLB 9141	967590	7590
1948	VLX 7662	567590	7590
1949	VLB 9143	967592	7592
1950	VLB 9145	967594	7594
1951	VLB 9147	967596	7596
1952	VLB 9148	967597	7597
1953	VLB 9149	967598	7598
1954	VLX 7670	567598	7598
1955	VLB 9152	967601	7601
1956	VLB 9153	967602	7602
1957	VLB 9155	967604	7604
1958	VLX 7676	567604	7604
1959	VLB 9156	967605	7605
1960	VLX 7678	567606	7606
1961	VLX 7679	567607	7607
1962	VLX 7681	567609	7609
1963	VLB 9163	967612	7612
1964	VLB 9164	967613	7613
1965	VLB 9165	967614	7614
1966	VLB 9166	967615	7615
1967	VLX 7687	567615	7615
1968	VLB 9167	967616	7616
1969	VLX 7688	567616	7616
1970	VLB 9168	967617	7617
1971	VLB 9169	967618	7618
1972	VLX 7690	567618	7618
1973	VLB 9171	967620	7620
1974	VLB 9172	967621	7621

ACL Barges	Page 47 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
1975	VLB 9173	967622	7622
1976	VLB 9174	967623	7623
1977	VLX 7695	567623	7623
1978	VLB 9175	967624	7624
1979	VLB 9176	967625	7625
1980	VLX 7642	567625	7625
1981	VLB 9177	967626	7626
1982	VLB 9179	967628	7628
1983	VLB 9180	967629	7629
1984	VLB 9182	967631	7631
1985	VLB 9183	967632	7632
1986	VLB 9185	967634	7634
1987	VLB 9186	967635	7635
1988	VLB 9188	967637	7637
1989	CHEM 3205	1177638	7638
1990	CHEM 3206	1177639	7639
1991	VLB 9190	967639	7639
1992	CHEM 283	1177640	7640
1993	CHEM 284	1177641	7641
1994	VLB 9192	967641	7641
1995	CHEM 286	1177642	7642
1996	VLB 9193	967642	7642
1997	CHEM 288	1177643	7643
1998	CHEM 290	1177644	7644
1999	VLB 9195	967644	7644
2000	CHEM 292	1177645	7645
2001	VLB 9196	967645	7645
2002	CHEM 294	1177646	7646
2003	CHEM 296	1177647	7647
2004	VLB 9198	967647	7647
2005	CHEM 295	1177648	7648
2006	ACBL 4137	637649	7649
2007	CHEM 293	1177649	7649
2008	CHEM 291	1177650	7650
2009	CHEM 289	1177651	7651
2010	CHEM 287	1177652	7652
2011	CHEM 285	1177653	7653
2012	SER 308	557659	7659
2013	SER 309	557660	7660
2014	ACBL 1987	577661	7661
2015	SER 315	557666	7666
2016	SER 416 B	557667	7667

ACL Barges	Page 48 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
2017	ACBL 2967	577668	7668
2018	SER 417 B	557668	7668
2019	ACBL 3170	637669	7669
2020	ACBL 3172	637671	7671
2021	SER 420 B	557671	7671
2022	ACBL 2971	577672	7672
2023	ACBL 3173	637672	7672
2024	SER 421 B	557672	7672
2025	ACBL 2972	577673	7673
2026	ACBL 3174	637673	7673
2027	SER 422 B	557673	7673
2028	ACBL 3175	637674	7674
2029	SER 423 B	557674	7674
2030	ACBL 3176	637675	7675
2031	ACBL 3178	637677	7677
2032	ACBL 3179	637678	7678
2033	ACBL 3180	637679	7679
2034	ACBL 3181	637680	7680
2035	ACBL 3182	637681	7681
2036	ACBL 3183	637682	7682
2037	ACL 01131	1117682	7682
2038	ACBL 3184	637683	7683
2039	ACL 01132	1117683	7683
2040	ACL 01133	1117684	7684
2041	ACL 01134	1117685	7685
2042	ACL 01135	1117686	7686
2043	ACL 01136	1117687	7687
2044	ACL 01137	1117688	7688
2045	ACL 01138	1117689	7689
2046	CHEM 1705	617689	7689
2047	ACL 01139	1117690	7690
2048	ACL 01140	1117691	7691
2049	ACL 01141	1117692	7692
2050	ACL 01142	1117693	7693
2051	ACL 01143	1117694	7694
2052	ACL 01144	1117695	7695
2053	ACL 01145	1117696	7696
2054	ACL 01146	1117697	7697
2055	ACL 01147	1117698	7698
2056	ACL 01148	1117699	7699
2057	ACL 01149	1117700	7700
2058	ACL 01150	1117701	7701

ACL Barges	Page 49 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
2059	ACL 01151	1117702	7702
2060	ACL 01152	1117703	7703
2061	ACL 01153	1117704	7704
2062	ACL 01154	1117705	7705
2063	ACL 01155	1117706	7706
2064	ACL 01156	1117707	7707
2065	ACL 01157	1117708	7708
2066	ACL 01158	1117709	7709
2067	ACL 01159	1117710	7710
2068	ACL 01160	1117711	7711
2069	ACL 01161	1117712	7712
2070	ACL 01162	1117713	7713
2071	PV 501 FLB	567729	7729
2072	PV 507 FLB	567735	7735
2073	PV 5901 FL	567739	7739
2074	PV 5904 FL	567742	7742
2075	PV 5907 FL	567745	7745
2076	PV 5909 FL	567747	7747
2077	PV 5979 FL	567758	7758
2078	PV 5980 FL	567759	7759
2079	PV 5984 FL	567763	7763
2080	PV 5985 FL	567764	7764
2081	PV 5987 FL	567766	7766
2082	PV 5989 FL	567768	7768
2083	PV 5991 FL	567770	7770
2084	PV 5996 FL	567775	7775
2085	ACBL 6010	617777	7777
2086	PV 5998 FL	567777	7777
2087	ACBL 6011	617778	7778
2088	PV 5999 FL	567778	7778
2089	ACBL 6012	617779	7779
2090	ACBL 6013	617780	7780
2091	ACBL 6014	617781	7781
2092	ACBL 6015	617782	7782
2093	ACBL 6016	617783	7783
2094	CHEM 3204	1167802	7802
2095	CHEM 3203	1167803	7803
2096	ACBL 1712	517813	7813
2097	ACBL 1719	517820	7820
2098	ACBL 1720	517821	7821
2099	ACBL 1721	517822	7822
2100	ACBL 2126	637823	7823

ACL Barges	Page 50 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
2101	ACBL 1724	517825	7825
2102	ACBL 1725	517826	7826
2103	ACBL 1727	517828	7828
2104	ACBL 2131	637828	7828
2105	ACBL 139	637835	7835
2106	ACBL 1734	517835	7835
2107	ACBL 142	637838	7838
2108	ML 513 B	597843	7843
2109	ML 516 B	597846	7846
2110	ML 522 B	597852	7852
2111	ML 528 B	597858	7858
2112	ML 529 B	597859	7859
2113	ML 530 B	597860	7860
2114	SCC 806	527867	7867
2115	ML 605	597868	7868
2116	ML 710 B	597890	7890
2117	ML 712 B	597892	7892
2118	ML 715 B	597895	7895
2119	ML 805	597903	7903
2120	ML 806	597904	7904
2121	ACBL 4332	627957	7957
2122	ACBL 4235	617997	7997
2123	ACBL 4232	617998	7998
2124	ACBL 4230	618001	8001
2125	ACBL 4243	618002	8002
2126	V 012 B	508027	8027
2127	TTBL 4019	618031	8031
2128	TTBL 4021	618033	8033
2129	TTBL 4022	618034	8034
2130	TTBL 4023	618035	8035
2131	TTBL 4024	618036	8036
2132	TTBL 4025	618037	8037
2133	TTBL 4026	618038	8038
2134	TTBL 4028	618040	8040
2135	CHEM 172	1038048	8048
2136	CHEM 240	958058	8058
2137	CHEM 241	958059	8059
2138	CHEM 242	958060	8060
2139	CHEM 243	958061	8061
2140	CHEM 244	958062	8062
2141	CHEM 245	958063	8063
2142	CHEM 246	958064	8064

ACL Barges	Page 51 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
2143	CHEM 247	958065	8065
2144	CHEM 248	958066	8066
2145	CHEM 249	958067	8067
2146	ACBL 4088	608098	8098
2147	ACBL 4089	608099	8099
2148	N.M.S. NO. 1400	538116	8116
2149	CHEM 79	298136	8136
2150	DM 2469	578138	8138
2151	CHEM 139	618139	8139
2152	CHEM 140	618140	8140
2153	ABC 805B	598149	8149
2154	VL 81200	628159	8159
2155	VL 81201	628160	8160
2156	954	568162	8162
2157	VL 81203	628162	8162
2158	955	568163	8163
2159	DM 2494	578163	8163
2160	VL 81204	628163	8163
2161	956	568164	8164
2162	VL 81205	628164	8164
2163	SCNO 1304	298165	8165
2164	VL 81206	628165	8165
2165	VL 81208	628167	8167
2166	VL 81209	628168	8168
2167	VL 81210	628169	8169
2168	VL 81214	628173	8173
2169	VL 81215	628174	8174
2170	HINES 422	568175	8175
2171	VL 81216	628175	8175
2172	HINES 424	568176	8176
2173	VL 81217	628176	8176
2174	VL 81219	628178	8178
2175	VL 81220	628179	8179
2176	VL 81221	628180	8180
2177	VL 81223	628182	8182
2178	VL 81225	628184	8184
2179	VL 81228	628187	8187
2180	VL 81229	628188	8188
2181	VL 81230	628189	8189
2182	VL 81231	628190	8190
2183	VL 81232	628191	8191
2184	VL 81233	628192	8192

ACL Barges	Page 52 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
2185	VL 81235	628194	8194
2186	VL 81236	628195	8195
2187	ACBL 4402	578196	8196
2188	VL 81237	628196	8196
2189	VL 81238	628197	8197
2190	VL 81239	628198	8198
2191	ACBL 1457	578199	8199
2192	VL 81240	628199	8199
2193	VL 81241	628200	8200
2194	VL 81243	628202	8202
2195	VL 81244	628203	8203
2196	VL 81245	628204	8204
2197	VL 81246	628205	8205
2198	VL 81247	628206	8206
2199	VL 81248	628207	8207
2200	VL 81250	628209	8209
2201	VL 81251	628210	8210
2202	VL 81252	628211	8211
2203	VL 81253	628212	8212
2204	VL 81254	628213	8213
2205	VL 81255	628214	8214
2206	VL 81256	628215	8215
2207	VL 81258	628217	8217
2208	VL 81259	628218	8218
2209	VL 81260	628219	8219
2210	VL 81261	628220	8220
2211	VL 81263	628222	8222
2212	VL 81264	628223	8223
2213	VL 81265	628224	8224
2214	VL 81266	628225	8225
2215	VL 81267	628226	8226
2216	VL 81268	628227	8227
2217	VL 81270	628229	8229
2218	VL 7534	568230	8230
2219	VL 81271	628230	8230
2220	VL 81272	628231	8231
2221	ACBL 2750	528232	8232
2222	VL 81273	628232	8232
2223	VL 81274	628233	8233
2224	VL 81275	628234	8234
2225	VL 81276	628235	8235
2226	VL 81277	628236	8236

ACL Barges	Page 53 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
2227	VL 81278	628237	8237
2228	VL 81279	628238	8238
2229	N.M.S. NO. 1401	538258	8258
2230	N.M.S. NO. 1488	618274	8274
2231	N.M.S. NO. 1489	618275	8275
2232	N.M.S. NO. 1490	618276	8276
2233	CHEM 1123	618277	8277
2234	N.M.S. NO. 1492	618278	8278
2235	N.M.S. NO. 1493	618279	8279
2236	CHEM 1124	618280	8280
2237	CHEM 1125	618281	8281
2238	VLB 7252	538282	8282
2239	VLB 7259	538289	8289
2240	CHEM 173	1038301	8301
2241	HINES 446	1048302	8302
2242	SCNO 1313	508303	8303
2243	SCNO 1314	508304	8304
2244	VLB 7279	538309	8309
2245	ACBL 2011	588331	8331
2246	ACBL 2017	588337	8337
2247	K 312B	588377	8377
2248	K 316B	588381	8381
2249	K 403	588384	8384
2250	HINES 421B	958493	8493
2251	VL 7517	568508	8508
2252	CHEM 3208	1198603	8603
2253	D. D. #10	568604	8604
2254	CHEM 1704	528605	8605
2255	CHEM 3207	1198605	8605
2256	LCD 4906	528606	8606
2257	CCT 362	638607	8607
2258	CCT 364	638609	8609
2259	CCT 365	638610	8610
2260	ACBL 1817	578667	8667
2261	ACBL 1824	578674	8674
2262	HINES 432	628721	8721
2263	WTT 852	638731	8731
2264	WTT853	638732	8732
2265	WTT 854	638733	8733
2266	WTT 855	638734	8734
2267	WTT 856	638735	8735
2268	WTT 857	638736	8736

ACL Barges	Page 54 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
2269	WTT 858	638737	8737
2270	CHEM 181	1058738	8738
2271	WTT 859	638738	8738
2272	WTT 861	638740	8740
2273	WTT 864	638743	8743
2274	WTT 865	638744	8744
2275	WTT 866	638745	8745
2276	WTT 867	638746	8746
2277	WTT 868	638747	8747
2278	WTT 869	638748	8748
2279	WTT 870	638749	8749
2280	WTT 871	638750	8750
2281	WTT 872	638751	8751
2282	WTT 873	638752	8752
2283	WTT 874	638753	8753
2284	WTT 875	638754	8754
2285	ACBL 1373	578823	8823
2286	ACBL 1375	578825	8825
2287	ACBL 1376	578826	8826
2288	ACBL 1377	578827	8827
2289	CHEM 174	1038827	8827
2290	ACBL 365X	1038828	8828
2291	ACBL 1379	578829	8829
2292	ACBL 366X	1038829	8829
2293	ACBL 1380	578830	8830
2294	ACBL 367X	1038830	8830
2295	ACBL 1381	578831	8831
2296	ACBL 368X	1038831	8831
2297	ACBL 1382	578832	8832
2298	ACBL 369X	1038832	8832
2299	N.M.S. NO. 1496	618892	8892
2300	N.M.S. NO. 1497	618893	8893
2301	N.M.S. NO. 1498	618894	8894
2302	N.M.S. NO. 1499	618895	8895
2303	N.M.S. NO. 1448	618896	8896
2304	N.M.S. NO. 1449	618897	8897
2305	N.M.S. NO. 1441	618899	8899
2306	N.M.S. NO. 1442	618900	8900
2307	N.M.S. NO. 1443	618901	8901
2308	N.M.S. NO. 1444	618904	8904
2309	N.M.S. NO. 1445	618905	8905
2310	N.M.S. NO.1446	618906	8906

ACL Barges	Page 55 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
2311	N.M.S. NO. 1447	618907	8907
2312	ACBL 200	628922	8922
2313	ACBL 201	628923	8923
2314	ACBL 202	628924	8924
2315	ACBL 203	628925	8925
2316	ACBL 204	628926	8926
2317	ACBL 205	628927	8927
2318	ACBL 206	628928	8928
2319	ACBL 207	628929	8929
2320	ACBL 208	628930	8930
2321	ACBL 209	628931	8931
2322	ACBL 210	628932	8932
2323	ACBL 211	628933	8933
2324	ACBL 212	628934	8934
2325	ACBL 213	628935	8935
2326	ACBL 214	628936	8936
2327	ACBL 215	628937	8937
2328	ACBL 217	628939	8939
2329	ACBL 218	628940	8940
2330	ACBL 219	628941	8941
2331	ACBL 147	638975	8975
2332	ACL 96000	1039004	9004
2333	ACL 96001	1039005	9005
2334	ACL 96002	1039006	9006
2335	ACL 96003	1039007	9007
2336	CHEM 72	299007	9007
2337	ACL 96004	1039008	9008
2338	ACL 96005	1039009	9009
2339	SCNO 1329-B	599013	9013
2340	VLB 7712	579014	9014
2341	VLB 7715	579017	9017
2342	VLB 7716	579018	9018
2343	VLB 7717	579019	9019
2344	VLB 7719	579021	9021
2345	VLX 7582	569055	9055
2346	VLX 7584	569057	9057
2347	VLX 7586	569059	9059
2348	VLX 7587	569060	9060
2349	VLX 7590	569063	9063
2350	VLX 7632	569069	9069
2351	VLX 7633	569070	9070
2352	VLX 7635	569072	9072

ACL Barges	Page 56 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
2353	VLX 7638	569075	9075
2354	VLX 7639	569076	9076
2355	PRBL-2	629128	9128
2356	CHEM 1701	529129	9129
2357	ACBL 4353	599192	9192
2358	ACBL 4352	599194	9194
2359	ACBL4122	639211	9211
2360	ACBL 4120	639212	9212
2361	ACL 9910B	1079227	9227
2362	ACL 9911B	1079228	9228
2363	ACL 9912B	1079229	9229
2364	ACL 9913B	1079230	9230
2365	ACL 9914B	1079231	9231
2366	ACL 9915B	1079232	9232
2367	ACL 9916B	1079233	9233
2368	ACL 9917B	1079234	9234
2369	ACL 9918B	1079235	9235
2370	ACL 9919B	1079236	9236
2371	ACL 9920B	1079237	9237
2372	ACL 9921B	1079238	9238
2373	ACL 9922B	1079239	9239
2374	ACL 9923B	1079240	9240
2375	ACL 9924B	1079241	9241
2376	ACBL 4121	639249	9249
2377	ACBL 5000	619258	9258
2378	ACBL 5003	619261	9261
2379	ACBL 5004	619262	9262
2380	ACBL 5005	619263	9263
2381	ACBL 5006	619264	9264
2382	ACBL 5007	619265	9265
2383	ACBL 5008	619266	9266
2384	ACBL 5009	619267	9267
2385	CHEM 156	989281	9281
2386	CHEM 157	989282	9282
2387	CHEM 158	989283	9283
2388	CHEM 159	989284	9284
2389	CHEM 160	989285	9285
2390	SCNO 1317	509294	9294
2391	SCNO 1319	509296	9296
2392	SCNO 1322	509299	9299
2393	ACBL 1870	609317	9317
2394	ACBL 1871	609318	9318

ACL Barges	Page 57 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
2395	ACBL 1872	609319	9319
2396	ACBL 1873	609320	9320
2397	ACBL 1874	609321	9321
2398	ACBL 1875	609322	9322
2399	ACBL 1879	609326	9326
2400	ACBL 1880	609327	9327
2401	ACBL 1881	609328	9328
2402	ACBL 1883	609330	9330
2403	ACBL 1884	609331	9331
2404	ACBL 1921	519334	9334
2405	ACBL 1922	519335	9335
2406	ACBL 4337	589408	9408
2407	SER 164	549451	9451
2408	SER 165	549452	9452
2409	SER 167	549454	9454
2410	SER 170	549457	9457
2411	SER 173	549460	9460
2412	ACBL 2845	549463	9463
2413	ACBL 4242	629465	9465
2414	ACBL 2848	549466	9466
2415	S.C. & N.O. 1315	509466	9466
2416	SCNO 1316	509467	9467
2417	ACBL 2850	549468	9468
2418	ACBL 2851	549469	9469
2419	ACBL 2852	549470	9470
2420	ACBL 2853	549471	9471
2421	ACBL 2854	549472	9472
2422	ACBL 2856	549474	9474
2423	ACBL 2860	549478	9478
2424	ACBL 2861	549479	9479
2425	ACBL 106	529482	9482
2426	ACBL 1359	579502	9502
2427	ACBL 1360	579503	9503
2428	ACBL 1362	579505	9505
2429	ACBL 1363	579506	9506
2430	ACBL 1364	579507	9507
2431	ACBL 1366	579509	9509
2432	ACBL 1368	579511	9511
2433	ACBL 1369	579512	9512
2434	ACBL 1370	579513	9513
2435	ACBL 1371	579514	9514
2436	ACBL 1372	579515	9515

ACL Barges	Page 58 of 59

SCHEDULE I
AMERICAN COMMERCIAL LINES LLC
	Vessel Name	Official No.	Terminal No.
2437	N.M.S. No. 1453	549515	9515
2438	ACBL 1797	579516	9516
2439	N.M.S. NO. 1454	549516	9516
2440	ACBL 1805	579524	9524
2441	CHEM 274	1089532	9532
2442	CHEM 275	1089533	9533
2443	NL 116	569533	9533
2444	NL 129	569546	9546
2445	CHEM 175	1039628	9628
2446	ACBL 4231	629686	9686
2447	HINES 433B	589709	9709
2448	1207	299854	9854
2449	TPC 327	599885	9885
2450	TPC 329	599887	9887
2451	TPC 330	599888	9888
2452	4908	559908	9908
2453	4603	559909	9909
2454	4632	559910	9910
2455	4633	559911	9911
2456	CHEM 1600	559912	9912
2457	VLB 7950	609922	9922
2458	ACBL 2804	539930	9930
2459	ACBL 2806	539932	9932
2460	ACBL 2812	539938	9938
2461	ACBL 2814	539940	9940
2462	ACBL 2815	539941	9941
2463	VLB 7952	609952	9952
2464	N.M.S. NO. 1478	599980	9980
2465	CHEM 1122	599981	9981
2466	CGB 437B	639988	9988
2467	CGB 438B	639989	9989
2468	CGB 439B	639990	9990
2469	CGB 440B	639991	9991
2470	CGB 441B	639992	9992
2471	CGB 442B	639993	9993
2472	VLB 7953	609995	9995

ACL Barges	Page 59 of 59

SCHEDULE I
ACL TRANSPORTATION SERVICES LLC

	Vessel Name	Official No.	Terminal No.
1	MID STREAM 2	1090266	266
2	BILL JOINER	620699	699
3	RIGGER III	651336	1336
4	SEA STAR	1021586	1586
5	WARREN E BOURGEOIS	561874	1874
6	TROTTER	631883	1883
7	JACKIE LEE	632286	2286
8	T. E. RAGSDALE	553040	3040
9	CRUSADER	523245	3245
10	STEVE A. MCKINNEY	563295	3295
11	INSPECTOR	1023528	3528
12	COLT	633747	3747
13	PINTO	563968	3968
14	MISS HARRIETT	624032	4032
15	HOWARD EVANS	644042	4042
16	BIG DADDY	294085	4085
17	CLYDESDALE	584128	4128
18	JACK CROWLEY	585021	5021
19	NANCY ALLEN	575327	5327
20	SURVEYOR	505710	5710
21	BELGIAN	626287	6287
22	C-MC	656818	6818
23	BUD WEBER	636848	6848
24	MIKE BREEN	629000	9000
25	DON STEPHENS	619667	9667